   As filed with the Securities and Exchange Commission on October 26, 1999

================================================================================
                                                     1933 Act File No. 333-86619
                                                     1940 Act File No. 811-09571

                   U. S.  SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   Form N-2
                       (Check appropriate box or boxes)

[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X]  Pre-Effective Amendment No. 3
[_]  Post-Effective Amendment No.  __________

          and

[X]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]  Amendment No. 3

                           Nuveen Senior Income Fund
         Exact Name of Registrant as Specified in Declaration of Trust
                333 West Wacker Drive, Chicago, Illinois 60606
Address of Principal Executive Offices (Number, Street, City, State, Zip Code)
                                (312) 917-7700
              Registrant's Telephone Number, including Area Code

                             Gifford R. Zimmerman
                         Vice President and Secretary
                             333 West Wacker Drive
                            Chicago, Illinois 60606
 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                         Copies of Communications to:


     Janet D. Olsen           Thomas A. Hale              Eric F. Fess
   Bell, Boyd & Lloyd      Skadden, Arps, Slate,        Chapman & Cutler
   70 W.  Madison St.    Meagher & Flom (Illinois)        111 W. Monroe
   Chicago, IL 60602        333 W. Wacker Drive      Chicago, Illinois 60603
                            Chicago, IL 60606

                 Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement

                             _____________________

     If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

     It is proposed that this filing will become effective (check appropriate box)

     [X] when declared effective pursuant to section 8(c)

                             _____________________

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

===============================================================================================================================
                                                                                      Proposed Maximum
    Title of Securities Being            Amount        Proposed Maximum Offering     Aggregate Offering        Amount of
           Registered               Being Registered        Price Per Unit               Price (1)         Registration Fee (2)
-------------------------------------------------------------------------------------------------------------------------------
Common Shares, $.01 par value      32,000,000 Shares             $10.00                 $320,000,000            $88,960
===============================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee.

(2) $16,680 of which has been previously paid.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                           NUVEEN SENIOR INCOME FUND

                               ________________

                             CROSS REFERENCE SHEET

                              Part A - Prospectus


           Items in Part A of Form N-2                  Location in Prospectus
           ---------------------------                  ----------------------
Item 1.    Outside Front Cover                          Cover Page
Item 2.    Cover Pages; Other Offering Information      Cover Page
Item 3.    Fee Table and Synopsis                       Prospectus Summary; Summary of Fund Expenses
Item 4.    Financial Highlights                         Not Applicable
Item 5.    Plan of Distribution                         Cover Page; Prospectus Summary; Underwriting
Item 6.    Selling Shareholders                         Not Applicable
Item 7.    Use of Proceeds                              Use of Proceeds; The Fund's Investments
Item 8.    General Description of the Registrant        The Fund; The Fund's Investments; Risks; Description of Shares;
                                                        Certain Provisions in the Declaration of Trust
Item 9.    Management                                   Management of the Fund; Custodian and Transfer Agent
Item 10.   Capital Stock, Long-Term Debt, and Other
           Securities                                   Description of Capital Structure; Distributions; Dividend
                                                        Reinvestment Plan; Certain Provisions in the Declaration of
                                                        Trust; Tax Matters
Item 11.   Defaults and Arrears on Senior Securities    Not Applicable
Item 12.   Legal Proceedings                            Other Matters
Item 13.   Table of Contents of the Statement of
           Additional Information                       Table of Contents for the Statement of
                                                        Additional Information

                 Part B - Statement of Additional Information


                                                        Location in Statement of
           Items in Part B of Form N-2                  Additional Information
           ---------------------------                  ----------------------
Item 14.   Cover Page                                   Cover Page
Item 15.   Table of Contents                            Cover Page
Item 16.   General Information and History              Not Applicable
Item 17.   Investment Objective and Policies            The Fund's Investments; Additional Information About the
                                                        Fund's Investments; Portfolio Transactions
Item 18.   Management                                   Management of the Fund; Portfolio Transactions
Item 19.   Control Persons and Principal Holders of
           Securities                                   Management of the Fund; Investment Adviser; Statement of
                                                        Net Assets
Item 20.   Investment Advisory and Other Services       Management of the Fund; Investment Adviser; Custodian and
                                                        Transfer Agent; Experts
Item 21.   Brokerage Allocation and Other Practices     Portfolio Transactions
Item 22.   Tax Status                                   Tax Matters; Distributions
Item 23.   Financial Statements                         Report of Independent Auditors; Statement of Net Assets

                          Part C - Other Information

Items 24-33 have been answered in Part C of this Registration Statement.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+The information in this Prospectus is not complete and may be changed. These + +securities may not be sold until the registration statement filed with the + +Securities and Exchange Commission is effective. This Prospectus is not an + +offer to sell these securities and is not soliciting an offer to buy these +
+securities in any state where the offer or sale is not permitted.             +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                  Subject to Completion, October 26, 1999

[LOGO OF NUVEEN]

                                          Shares

                           Nuveen Senior Income Fund

                                  -----------

  Investment Objective. Nuveen Senior Income Fund, referred to throughout this Prospectus as the "Fund," is a non-diversified, closed-end management investment company. The Fund's investment objective is to seek a high level of current income, consistent with preservation of capital.
                                                   (continued on following page)

                                  -----------

  An investment in the Fund involves certain risks. See "Risks" beginning on page 21.

  This Prospectus sets forth concisely important information about the Fund that you should know before deciding whether to invest. You should read the Prospectus and retain it for future reference. A Statement of Additional
Information dated      , 1999, containing additional information about the
Fund, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety into this Prospectus. You can review the table of contents of the Statement of Additional Information on page 41 of this Prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 257-8787. You may also obtain the Statement of Additional Information on the Securities and Exchange Commission's web site (http://www.sec.gov).

                                                  Price
                                                    to              Proceeds to
                                                  Public Sales Load    Fund
                                                  ------ ---------- -----------
Per Share........................................ $10.00   $           $
Total............................................ $        $           $
Total Assuming Full Exercise of Over-Allotment
 Option.......................................... $        $           $

  The underwriters named in this prospectus may purchase up to additional common shares from the Fund in certain circumstances.

  John Nuveen & Co. Incorporated has agreed to pay (i) all organizational expenses and (ii) offering costs (other than the sales load) that exceed $.01 per common share.

  The underwriters are offering the common shares subject to various conditions. The underwriters expect to deliver the common shares to purchasers
on or about        , 1999.

  Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                  -----------

PaineWebber Incorporated                                       John Nuveen & Co.
                                                                 Incorporated

     Deutsche Banc Alex. Brown
            A.G. Edwards & Sons, Inc.
                  Prudential Securities
                         First Union Securities, Inc.
                              Janney Montgomery Scott LLC
                                                          Legg Mason Wood Walker
                                                              Incorporated

                                  -----------

                The date of this Prospectus is           , 1999

(continued from previous page)

   Portfolio Investments. The Fund seeks to achieve its objective primarily by investing in senior secured loans whose interest rates float or adjust periodically based on a benchmark interest rate. Senior loans hold the most senior position in the capital structure of the borrower, are usually secured with specific collateral, and have a claim on the assets of the borrower that comes before other lenders to and holders of securities of the borrower, such as holders of subordinated debt, preferred stock or common stock. However, senior loans typically are below investment grade quality and have speculative characteristics.

   An investment in the Fund may not be appropriate for all investors and the Fund cannot assure you that it will achieve its investment objective.

   No Operating History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the common shares is expected to be "NSL."

                               ----------------

   The Fund's shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                               TABLE OF CONTENTS

                                   Page
                                   ----
Prospectus Summary................   1
Fund Expenses.....................  10
The Fund..........................  11
Use of Proceeds...................  11
The Fund's Investments............  11
Risks.............................  21
Management of the Fund............  27
Net Asset Value...................  29
Distributions.....................  30
Dividend Reinvestment Plan........  30
Description of Capital Structure..  31

                                     Page
                                     ----
Certain Provisions in the
 Declaration of Trust...............  35
Repurchase of Fund Shares;
 Conversion to Open-End Fund........  36
Tax Matters.........................  36
Other Matters.......................  38
Underwriting........................  39
Custodian and Transfer Agent........  42
Legal Opinions......................  42
Table of Contents for the Statement
 of Additional Information..........  43

   You should rely only on the information contained in this Prospectus. Neither the Fund nor the Underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the Underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this Prospectus is accurate as of the date on the front cover only.

                               PROSPECTUS SUMMARY

   This is only a summary. You should review the more detailed information contained in the Prospectus and in the Statement of Additional Information.

The Fund................  Nuveen Senior Income Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company organized as a Massachusetts business trust.

The Offering............  The Fund is offering        common shares of
                          beneficial interest at $10.00 per share through a group of underwriters (the "Underwriters") led by PaineWebber Incorporated, John Nuveen & Co.
                          Incorporated, Deutsche Bank Securities Inc., A.G.
                          Edwards & Sons, Inc., Prudential Securities, First
                          Union Securities, Inc., Janney Montgomery Scott LLC and Legg Mason Wood Walker Incorporated. The common shares of beneficial interest are called "Common
                          Shares" throughout the rest of this Prospectus. To participate in this offering you must purchase at least 100 Common Shares ($1,000 worth). The Fund has given the Underwriters an option to purchase up to additional Common Shares. See
                          "Underwriting."

Investment Objective
 and Policies ..........
                          The Fund's investment objective is to seek a high level of current income, consistent with preservation of capital. There can be no assurance that the Fund will achieve its investment objective.

                          The Fund seeks to achieve its objective primarily by investing in senior secured loans whose interest rates adjust periodically based on a benchmark, such as the prime rate offered by one or more major United States banks, or the London Inter-Bank Offered Rate (known as "LIBOR").

                          Under normal circumstances, the Fund will invest at least 80% of its total assets in adjustable rate, U.S. dollar-denominated senior loans ("Senior Loans") that are secured. Senior Loans are made to corporations, partnerships, limited liability companies and other entities ("Borrowers") to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings and, to a lesser extent, for general operating and other purposes. See "The Fund's Investments."

                          The Fund seeks to increase the income available for distribution to holders of Common Shares by utilizing financial leverage through borrowing, issuing commercial paper or notes and/or offering preferred shares of beneficial interest ("Preferred Shares") (each a "Leverage Instrument" and collectively, the "Leverage Instruments"). Financial leverage of this nature presents risks to holders of Common Shares, as described later under "Financial Leverage" and "Risks."

                          Although Senior Loans have the most senior position in a Borrower's capital structure and the Fund normally will invest at least 80% of its total assets in Senior Loans that are secured by specific collateral, Senior

                          Loans are typically below investment grade quality and may have below investment grade ratings; these ratings are associated with securities having speculative characteristics. Because of the features of Senior Loans, the Fund's investment adviser believes, based on its experience, that these ratings do not necessarily reflect the true risk of loss of principal or interest on a Senior Loan. For example, the Fund's investment adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to other types of below investment grade quality debt obligations. Accordingly, the Fund's investment adviser generally does not take ratings into account when determining whether to invest in a Senior Loan and, in any event, does not view ratings as a determinative factor in its investment decisions. Investing in Senior Loans does, however, involve investment risk, and some Borrowers default on their Senior Loan payments. The Fund attempts to manage these risks through portfolio diversification and ongoing analysis and monitoring of Borrowers. As a result, the Fund is highly dependent on the credit analysis abilities of the Fund's investment adviser.

                          The Fund may invest up to 20% of its total assets in U.S. dollar-denominated Senior Loans of Borrowers that are organized or located in countries outside the United States.

                          In addition, the Fund may invest up to 20% of its total assets, in the aggregate, in:

                             .  Senior Loans which are not secured by
                                any collateral;

                             .  other income producing securities such
                                as investment and non-investment grade
                                corporate debt securities, high
                                quality, short-term debt securities
                                with remaining maturities of one year
                                or less and U.S. government securities
                                (subject to the limit that the Fund may
                                not invest more than 5% of its total
                                assets in junior debt securities or
                                fixed rate income securities with
                                effective maturities greater than one
                                year, provided that the 5% limitation
                                does not apply to securities acquired
                                in connection with the Fund's
                                investments in Senior Loans); and

                             .  equity securities and warrants acquired
                                in connection with the Fund's
                                investments in Senior Loans.

                          The Fund may also engage in lending of its securities, repurchase agreements, reverse repurchase agreements and, for hedging and risk management purposes, certain derivative transactions. See "Risks."

Listing.................  The Common Shares have been approved for listing on the New York Stock Exchange subject to notice of issuance. The trading or "ticker" symbol of the Common Shares is expected to be "NSL."

Financial Leverage......  The Fund seeks to increase the income available for distribution to holders of the Common Shares by utilizing Leverage Instruments. The Fund currently anticipates that Leverage Instruments will represent approximately 40% (and in no event will exceed 50%) of the Fund's total assets (including the proceeds of such Leverage Instruments). The timing and terms of transactions relating to Leverage Instruments will be determined by the Fund's Board of Trustees. See "The Fund's Investments." The Fund's use of Leverage Instruments may increase the volatility of the net asset value or the market price of, and the distributions paid on, the Common Shares. However, because leverage achieved through use of Leverage Instruments is expected to be based on floating rates of interest or dividends that fluctuate similarly to the floating rate on Senior Loans in the Fund's portfolio, the Fund's investment adviser believes that the risk of this volatility resulting from changes in market interest rates will be mitigated.

Investment Adviser .....  Nuveen Senior Loan Asset Management Inc. (the
                          "Adviser") will be the Fund's investment adviser. The Adviser is a newly-formed, wholly-owned subsidiary of The John Nuveen Company. The Adviser will receive an annual fee, payable monthly, in a maximum amount equal to .85% of the Fund's average daily managed assets (including assets acquired through the use of Leverage Instruments (1.42% of net assets attributable to Common Shares, assuming 40% leverage)), with lower fee levels for average daily managed assets that exceed $1 billion. The Adviser has agreed to reimburse the Fund for fees and expenses in an amount of .45% of average daily managed assets of the Fund for the first five years of the Fund's operations (through October 31, 2004) (.75% of net assets attributable to Common Shares, assuming 40% leverage), and for a declining amount for an additional five years (through October 31, 2009). See "Management of the Fund."

Distributions...........  Commencing with the Fund's first Common Share dividend, the Fund intends to make monthly cash distributions to you based on the actual and projected earnings of the Fund. Because the Senior Loans in which the Fund will invest have interest rates that adjust periodically with movements in market rates of interest, the Fund's income, and therefore its monthly distributions, should be expected to increase when market interest rates increase and to decline as market interest rates fall. Over time, the Fund will distribute to holders of Common Shares all of its net investment income (after it pays interest on commercial paper or notes issued by the Fund and accrued dividends on any outstanding Preferred Shares). In addition, at least annually, the Fund intends to distribute net realized capital gains, if any, to you. The Fund expects to declare its first distribution to investors in approximately 30 days, and pay such distribution in approximately 60 days, from the completion of the Common Share offering, depending on market conditions.

Dividend Reinvestment
 Plan...................  You may elect to have all dividend and capital gain distributions on your Common Shares automatically reinvested in additional Common Shares. See "Distributions" and "Dividend Reinvestment Plan."

Closed-End Fund
 Structure..............  Closed-end funds differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable on a daily basis at a price based on its net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the use of Leverage Instruments and in the ability to make certain types of investments, including investments in illiquid securities such as Senior Loans.

                          However, shares of closed-end funds frequently trade at a discount from their net asset value. See "Risks--Closed-End Funds." In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of holders of Common Shares, the Fund's Board of Trustees, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount. The Board may consider open market repurchases or tender offers for Common Shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share. The Board may also consider the conversion of the Fund to an open-end investment company. The Board of Trustees believes, however, that the closed-end fund structure is desirable, given the Fund's investment objective and policies and the generally illiquid nature of the Senior Loans. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company. See "Description of Capital Structure."

Risks...................  No Operating History. The Fund is a newly organized closed-end management investment company with no history of operations. It is designed for long-term investors and not as a trading vehicle.

                          Borrower Credit Risk. Investment in the Fund involves the risk that Borrowers under Senior Loans may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a decrease in the net asset value of the Fund. Many Senior Loans are unrated at the time of investment, and most Borrowers with rated debt obligations, including Senior Loans, have ratings below investment grade credit quality. Companies of lower credit quality present greater risk of default on interest and principal payments. Although Senior Loans in which the Fund invests may be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a Senior Loan. See "The Fund's Investments."

                          Senior Loans. Senior Loans in which the Fund will invest may not be rated by a nationally recognized statistical rating organization at the time of the Fund's investment, generally will not be registered with the Securities and Exchange Commission or any state securities commission and generally will not be listed on any securities exchange. The Fund will generally have access to financial and other information made available to the commercial banks or other financial institutions ("Lenders") in connection with Senior Loans. However, the amount of public information available with respect to Senior Loans generally will be less extensive than that available for more widely rated, registered and exchange-listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical abilities of the Adviser than would be the case for an investment company that invests primarily in more widely rated, registered or exchange-listed securities. See "The Fund's Investments."

                          High-Yield/High Risk Securities. The Fund may invest up to 100% of its assets in Senior Loans and other securities that are rated below investment grade or that are unrated but determined by the Adviser to be below investment grade quality. Securities that are below investment grade quality are commonly referred to as "junk bonds." The purchase of such securities exposes the Fund to financial, market and interest-rate risks and greater credit risks than the purchase of higher quality securities, particularly in response to economic downturns. Such investments are also likely to result in increased fluctuation in the Fund's net asset value.

                          Credit Risks Associated with Investments in
                          Participations. The Fund may acquire from a Lender a portion of the Lender's rights under a loan agreement. This is commonly referred to as purchasing a "Participation" in a Senior Loan. After the period of initial investment, the Fund does not currently intend to invest more than 20% of its total assets in Participations. Under a Participation, the Fund generally will have rights that are more limited than the rights of Lenders or of persons who acquire a Senior Loan by Assignment (as defined below). In a Participation, the Fund typically has a contractual relationship with the Lender selling the Participation, but not with the Borrower. If the Lender selling the Participation becomes insolvent, the Fund may be treated as a general creditor of such Lender, and may not have any exclusive or senior claim with respect to such Lender's interest in, or the collateral with respect to, the Senior Loan. As a result, the Fund assumes the credit risk of the Lender selling the Participation in addition to the credit risk of the Borrower. The Fund may pay a fee or forgo a portion of interest payments when acquiring Participations or purchase assignments or novations ("Assignments"). A Lender selling a Participation and other persons interpositioned between the Lender and the Fund with respect to a Participation will likely conduct their principal business activities in the banking, finance and financial services industries. Because the Fund may invest in Participations, the Fund may be more susceptible than a fund without such a policy to any single economic, political or regulatory occurrence affecting such industries. The Fund intends to take measures which it believes will reduce its exposure to such risks but no assurances can be given as to their effectiveness. See "The Fund's Investments."

                          Interest Rate Fluctuations. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's net asset value will vary, the Adviser expects the Fund's policy of acquiring primarily interests in floating rate Senior Loans to minimize fluctuations in net asset value resulting from changes in market interest rates. However, because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's net asset value.

                          Income Risk. The Fund invests primarily in Senior Loans whose interest rates reset frequently. If market interest rates fall, these interest rates will be reset at lower levels, reducing the Fund's income and in turn, dividends paid to holders of Common Shares.

                          Portfolio Liquidity. No active trading market currently exists for many of the Senior Loans in which the Fund will invest. Senior Loans are thus relatively illiquid. Liquidity relates to the ability of the Fund to sell an investment in a timely manner at a price approximately equal to its value on the Fund's books. The illiquidity of Senior Loans may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets, and the Fund may suffer capital losses as a result. The market for relatively illiquid securities could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. Although the Fund believes that investing in adjustable rate Senior Loans should limit fluctuations in the Fund's net asset value from changes in interest rates, extraordinary and sudden changes in market interest rates could disrupt the market for Senior Loans and result in fluctuations in the Fund's net asset value. See "The Fund's Investments" and "Net Asset Value."

                          A substantial portion of the Fund's assets may be invested in relatively illiquid Senior Loan interests. However, many of the Senior Loans in which the Fund expects to invest are of a relatively large principal amount and are held by a relatively large number of financial institutions which should, in the Adviser's opinion, enhance the relative liquidity of such interests. The risks associated with illiquidity are particularly acute in situations where the Fund's operations require cash, such as when, based on a Board determination, the Fund makes open market repurchases or tender offers for its Common Shares, or if the Adviser considers it advantageous to increase the percentage of the Fund's portfolio invested in high quality, short-term securities. See "The Fund's Investments."

                          Net Asset Value Fluctuations. The Senior Loans in which the Fund will invest generally are not listed on any securities exchange. Certain Senior Loans are traded by institutional investors in an over-the-counter secondary market for Senior Loan obligations that has developed over the past several years. The secondary market for those Senior Loans generally is comparatively illiquid relative to markets for other income securities and no active trading market exists for many Senior Loans. Because of the lack of an active trading market, Senior Loans are generally more difficult to value than liquid securities for which an active trading market exists. In determining net asset value, the Fund will utilize the valuations of Senior Loans furnished by an independent third-party pricing service, which typically values Senior Loans at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. Senior Loans for which current quotations are not readily available are valued at a fair value as determined by the pricing service using pricing matrices and other information and analyses, including credit considerations considered relevant by such pricing service, to determine valuations. If the pricing service does not provide a value for a Senior Loan, a value will be determined by the Adviser. To the extent that an active secondary trading market in Senior Loan interests develops to a reliable degree, the pricing service may rely to an increasing extent on such market prices and quotations in determining valuations of the Senior Loan interests in the Fund's portfolio. The Fund purchases Senior Loans primarily to seek to achieve its investment objective of high current income, consistent with preservation of capital, and does not anticipate that it will actively trade Senior Loans. To the extent a trading market continues to develop, certain participants in the market may have objectives other than current income and may pursue short-term trading strategies, which may result in erratic movements in the market prices for Senior Loans as a result of movements in short-term interest rates or otherwise. Although the Fund's policy of acquiring interests in floating rate Senior Loans is intended to minimize fluctuations in net asset value resulting from changes in market interest rates, the Fund's net asset value will fluctuate.

                          Foreign Investments. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated Senior Loans of Borrowers that are organized or located in countries outside the United States. Although their Senior Loans are denominated in U.S. dollars, these Borrowers may have significant non-U.S. dollar revenues. Investment in foreign Borrowers involves special risks, including that foreign Borrowers may be subject to:

                             .  less rigorous regulatory, accounting
                                and reporting requirements than U.S.
                                Borrowers;

                             .  differing legal systems and laws
                                relating to creditors' rights;

                             .  the potential inability to enforce
                                legal judgments;

                             .  economic adversity that would result if
                                the value of the Borrower's non-U.S.
                                denominated revenues and assets
                                were to fall (in U.S. dollar terms)
                                because of fluctuations in currency
                                values; and

                             .  the potential for political, social and
                                economic adversity in the foreign
                                Borrower's country.

                          Warrants, Equity Securities and Junior Debt.
                          Investments in warrants, equity and junior debt securities entail certain risks in addition to those associated with investments in Senior Loans.

                          Effects of Leverage. The Fund intends to utilize financial leverage for investment purposes by employing Leverage Instruments in an amount currently anticipated to represent approximately 40% of the Fund's total assets (including the proceeds of such Leverage Instruments), and in no event exceeding 50% of the Fund's total assets. Financial leverage poses certain risks for holders of Common Shares, including the possibility of higher volatility of the net asset value and market value of, and distributions paid on, the Common Shares. See "The Fund's Investments."

                          So long as the Fund is able to invest the proceeds of Leverage Instruments in securities that provide a higher net return than the then current interest rate or dividend rate on the Leverage Instruments (after taking into account the expenses of employing each Leverage Instrument and the Fund's operating expenses), the effect of leverage will be to cause the holders of Common Shares to realize a higher current rate of return than if the Fund were not leveraged. However, if the current interest rate or dividend rate on the Leverage Instruments were to approach the return on such proceeds after expenses, the benefit of leverage to holders of Common Shares would be reduced, and if the current interest rate or dividend rate on the Leverage Instruments were to exceed such net return, the Fund's leveraged capital structure would result in a lower rate of return to the holders of Common Shares than if the Fund had an unleveraged capital structure. See "Risks."

                          As discussed under "Management of the Fund," the fee paid to the Adviser will be calculated on the basis of the Fund's average daily managed assets, including proceeds from Leverage Instruments, so the fees will be higher when leverage is utilized.

                          If the Fund seeks an investment grade rating from one or more nationally recognized statistical rating organizations for any commercial paper, notes or Preferred Shares issued by the Fund (which the Fund expects to do), asset coverage or portfolio composition provisions in addition to and more stringent than those required by the Investment Company Act of 1940, as amended (the "1940 Act"), may be imposed in connection with the issuance of such a rating. In addition, restrictions may be imposed on certain investment practices in which the Fund may otherwise engage. Any lender from which the Fund borrows may require additional asset coverage and portfolio composition provisions as well as restrictions on the Fund's investment practices. The Adviser does not anticipate that these provisions or restrictions will adversely affect the Adviser's ability to manage the Fund's portfolio in accordance with its investment objective and policies. See "Description of Capital Structure."

                          Market Price of Common Shares. Shares of closed-end management investment companies frequently trade at prices lower than their net asset value. The Fund cannot assure you that the Common Shares will trade at a price equal to (or higher than) their net asset value in the future. The Fund's net asset value will be reduced immediately following the offering by the sales load and the amount of offering expenses paid by the Fund. John Nuveen & Co. Incorporated ("Nuveen") has agreed to pay (i) all organizational expenses and (ii) offering costs (other than the sales load) that exceed $.01 per Common Share. In addition to net asset value, the market price of the Common Shares may be affected by such factors as dividend levels (which in turn are affected by expenses), dividend stability, portfolio credit quality and liquidity and market supply and demand. See "Risks," "Description of Capital Structure," and "Repurchase of Fund Shares; Conversion to Open-End Fund."

                          Non-Diversification. Because the Fund is classified as "non-diversified" under the 1940 Act it can invest a greater portion of its assets in obligations of a single Borrower or issuer. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. The Fund does not intend to invest, however, more than 10% of the value of its assets in interests in Senior Loans of a single Borrower. See "The Fund's Investments." In addition, the Fund must satisfy certain asset diversification rules in order to qualify as a regulated investment company for federal income tax purposes.

                          Anti-Takeover Provisions. The Fund's organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. The provisions of these documents could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

                                 FUND EXPENSES

   The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

Shareholder Transaction Expenses

Sales Load
 Paid by You
 (as a
 percentage
 of offering
 price)......  4.50%
Dividend
 Reinvestment
 Plan Fees...  None*


Management
 Fees........  1.42%
Other
 Expenses....   .35%
Leverage-
 Related
 Expenses....  3.93%
               ----
Total Annual
 Operating
 Expenses....  5.70%
Fees and
 Expense
 Reimbursement
 (Years 1-5).  (.75)%***
               ----
Total Net
 Annual
 Operating
 Expenses....  4.95%***
               ====

Annual Expenses (as a percentage of net assets attributable to Common Shares)**
--------
* You will be charged a $2.50 service charge and pay brokerage charges if you direct the Plan Agent (as defined below) to sell your Common Shares held in a dividend reinvestment account.
** The Fund's Investment Management Agreement provides for the payment by the Fund of Management Fees declining from .85% of the Fund's "managed assets," a defined term including the proceeds of leverage. Figures assume that the Fund utilizes Leverage Instruments in an amount representing approximately 40% of the Fund's total assets (including the proceeds of such Leverage Instruments at a combined interest rate and dividend rate of 5.90%, which is based on the Fund's estimate of current market conditions). The Management Fees and Fees and Expense Reimbursement in the table above have been restated from their contractual rates (which are percentages of the Fund's managed assets) to percentages of the Fund's assets attributable only to Common Shares. If the Fund does not utilize any leverage, the Fund estimates that annual operating expenses (expressed as a percentage of net assets attributable to Common Shares) would be approximately as follows:

     Management Fees.....................................................  .85%
     Other Expenses......................................................  .21%
     Leverage-Related Expenses........................................... 0.00%
                                                                          ----
     Total Annual Operating Expenses..................................... 1.06%
     Fees and Expense Reimbursement (Years 1-5).......................... (.45)%
                                                                          ----
     Total Net Annual Operating Expenses.................................  .61%
                                                                          ====

*** The Adviser has agreed to reimburse the Fund for fees and expenses in the following amounts (expressed as a percentage of net assets attributable to Common Shares): .75% for each of the first 5 years of the Fund's operations, .58% in year 6, .42% in year 7, .25% in year 8, .17% in year 9 and .08% in year 10.

   The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues Leverage Instruments as described in this Prospectus. See "Management of the Fund" and "Dividend Reinvestment Plan."

   The following example illustrates the expenses (including the sales load of $45) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of 4.95% in years 1 through 5, increasing to 5.62% in year 10 and (2) a 5% annual return:(/1/)

                                           1 Year 3 Years 5 Years 10 Years(/2/)
                                           ------ ------- ------- -------------
Assuming Leverage Representing 40% of
 Total Assets.............................  $92    $187    $282       $538

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.
--------
(1) The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. In the event that the Fund does not utilize any leverage an investor would pay the following expenses based on the assumptions in the example: 1 Year $51; 3 Years $64; 5 Years $77; and 10 Years $136.
(2) Assumes reimbursement of fees and expenses (expressed as a percentage of net assets attributable to Common Shares) of .58% in year 6, .42% in year 7, .25% in year 8, .17% in year 9 and .08% in year 10. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond October 31, 2009.

                                    THE FUND

   The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on August 13, 1999, pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the "Declaration"). As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787. The Fund has registered as a "non-diversified" management investment company. Investment in the Fund involves certain risks and special considerations, including risks associated with the Fund's use of leverage. See "Risks."

   This Prospectus relates to the initial public offering of the Fund's Common Shares. As soon as practicable after the date of this Prospectus, the Fund intends to employ Leverage Instruments, which would result in the financial leveraging of the Fund for investment purposes. Holders of the Common Shares are called "Common Shareholders." There can be no assurance that the Fund will be able to employ Leverage Instruments on terms acceptable to the Fund.

                                USE OF PROCEEDS

   The net proceeds of the offering of Common Shares will be approximately
$      ($     if the Underwriters exercise the over-allotment option in full)
after payment of the estimated organizational and offering costs. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as soon as practicable. It is anticipated that, under normal market conditions, such investments will be completed no later than one month after the completion of the offering. The Fund's actual investment timetable will depend on the availability of Senior Loans and other market conditions. Pending such investment, it is anticipated that the proceeds will be invested in high-quality, short-term debt securities. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than the sales load) that exceed $.01 per Common Share.

                             THE FUND'S INVESTMENTS

Investment Objective and Policies

   The Fund's investment objective is to seek a high level of current income, consistent with preservation of capital. The Fund's investment objective is a fundamental policy of the Fund, meaning that it may be changed only by a vote of a majority of the shareholders of the Fund. See "Investment Restrictions" in the Statement of Additional Information. The Fund will invest primarily in adjustable rate U.S. dollar-denominated secured Senior Loans. Investment in such floating rate instruments is expected to minimize changes in the underlying principal value of the Senior Loans, and therefore the Fund's net asset value, resulting from changes in market interest rates. The Borrowers of such Senior Loans operate in a variety of industries and geographical regions. The Fund provides individual investors with access to a market normally accessible only to financial institutions and larger corporate or institutional investors.

   Under normal circumstances, the Fund will invest at least 80% of its total assets in adjustable rate, U.S. dollar-denominated, secured Senior Loans. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated Senior Loans of Borrowers that are organized or located in countries outside the United States. The Fund may invest up to 20% of its total assets, in the aggregate, in:

  .  Senior Loans which are not secured by any collateral;

  . other income producing securities such as investment and non-investment grade corporate debt securities, high quality, short-term debt securities with remaining maturities of one year or less and U.S. government securities (subject to the limit that the Fund may not invest more than 5% of its total assets in junior debt securities or fixed rate income securities with effective maturities greater than one year, provided that the 5% limitation does not apply to securities acquired in connection with the Fund's investments in Senior Loans); and

  . equity securities and warrants acquired in connection with the Fund's investments in Senior Loans.

   Pending initial investment in Senior Loans, or if the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and high quality, short-term debt securities.

Certain Characteristics of Senior Loans

   General Description. Senior Loans generally are negotiated between a Borrower and the Lenders represented by one or more Lenders acting as agent ("Agent") of all the Lenders. The Agent is responsible for negotiating the loan agreement ("Loan Agreement") that establishes the terms and conditions of the Senior Loan and the rights of the Borrower and the Lenders. The Agent is paid a fee by the Borrower for its services.

   Rates of Interest. Interest rates on Senior Loans adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Inter-Bank Offered Rate ("LIBOR"), the prime rate offered by one or more major United States banks (the "Prime Rate") or the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. LIBOR, as provided for in Loan Agreements, usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London Inter-Bank market on U.S. dollar-denominated deposits. The Adviser believes that changes in short-term LIBOR rates are closely related to changes in the Federal Reserve federal funds rate, although the two are not technically linked. The Prime Rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to its most creditworthy borrowers, although it may not be the bank's lowest available rate. The CD rate, as provided for in Loan Agreements, usually is the average rate paid on large certificates of deposit traded in the secondary market.

   Interest rates on Senior Loans may adjust daily, monthly, quarterly, semi-annually or annually. The Fund will not invest more than 10% of its total assets in Senior Loans with interest rates that adjust less often than semi-annually. The Fund's portfolio of Senior Loans will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less. The Fund may use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of Senior Loans. If the Fund does so, it considers the shortened period to be the adjustment period of the Senior Loans. See "Risks--Investment Practices and Special Risks."

   When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's net asset value will vary, the Fund's management expects the Fund's policy of acquiring interests in Senior Loans, the interest rates on which are adjustable, to limit fluctuations in net asset value as a result of changes in interest rates. Accordingly, the Fund's management expects the value of the Fund's portfolio to fluctuate less than a portfolio of fixed-rate, longer-term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's net asset value. In addition to changes in interest rates, changes in the credit quality of Borrowers (and Lenders where the Fund holds a Participation) will also affect the Fund's net asset value. Further, a serious deterioration in the credit quality of one or more Borrowers could cause a prolonged or permanent decrease in the Fund's net asset value. Fluctuations in net asset value would be magnified as a result of the Fund's use of leverage.

   Maturity. The Fund expects that its Senior Loans will have stated maturities ranging from three to ten years, although the Fund has no policy limiting the maturity of the Senior Loans that it purchases. Senior Loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of Senior Loans may be considerably less than their stated maturity. The Fund estimates that the actual maturity of the Senior Loans in its portfolio at any given time will be approximately 18-24 months. Because the interest rates on Senior Loans adjust periodically, the Fund and the Adviser believe that reinvestment by the Fund in Senior Loans after prepayment generally should not result in a significant reduction in the interest payable to the Fund.

   Protective Provisions of Senior Loans. Secured Senior Loans generally have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt (which may include "junk bonds"), preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets.

   Senior Loans generally are secured by specific collateral, which may include guarantees. In order to borrow money pursuant to collateralized Senior Loans, a Borrower will frequently, for the term of the Senior Loan, pledge as collateral assets such as trademarks, accounts receivable, inventory, buildings, real estate, franchises and common and preferred stock in its subsidiaries. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees or other credit support by and/or securities of affiliates of the Borrowers. In certain instances, a collateralized Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan. The Fund may invest in Senior Loans which are not secured by any collateral, subject to the limitations set forth under "The Fund's Investments--Investment Objective and Policies." Senior Loans that are not secured by specific collateral generally pose a greater risk of non-payment of interest or loss of principal than do collateralized Senior Loans.

   Loan Agreements may include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Restrictive covenants may include mandatory prepayment provisions arising from excess cash flows and typically include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Breach of such covenants, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Adviser will consider the terms of such restrictive covenants in deciding whether to invest in Senior Loans for the Fund's portfolio. When the Fund holds a Participation in a Senior Loan it may not have the right to vote to waive enforcement of any restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and such Lenders may not consider the interests of the Fund in connection with their votes.

   Investing in Senior Loans involves investment risk despite these covenants, and some Borrowers default on their Senior Loan payments. The Adviser and the Fund attempt to manage these risks through selection of a varied portfolio of Senior Loans and analysis and monitoring of Borrowers and any collateral pledged to secure the loans.

   Borrowers. Borrowers operate in a variety of industries and geographic regions. The Fund does not intend to invest more than 10% of its total assets in Senior Loans of a single Borrower. In addition, the Fund will not invest more than 25% of its total assets in Borrowers that conduct their principal businesses in the same industry. Most Senior Loans are made to U.S. Borrowers. The Fund may, however, invest up to 20% of its total assets in Senior Loans made to Borrowers organized or located outside the U.S. These Senior Loans must be U.S. dollar-denominated. Investing in the Senior Loans of foreign Borrowers involves special risks. See "Risks--Investments in Foreign Issuers."

   The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt (which may include "junk bonds"), preferred stock and common stock. Senior Loans typically have the most senior claim on Borrower's assets and common stock the most junior claim. The proceeds of Senior Loans that the Fund will purchase usually will be used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings and, to a lesser extent, for general operating and other purposes. Although Senior Loans have the most senior position in a Borrower's capital structure and are usually secured by specific collateral, they are typically below investment grade quality and may have below investment grade ratings; these ratings are associated with securities having speculative characteristics. See "Risks--High Yield/High Risk Securites."

   The Fund may purchase and retain in its portfolio Senior Loans of Borrowers that have filed for protection under the federal bankruptcy laws or that have had involuntary bankruptcy petitions filed against them by creditors. Because of the protective features of Senior Loans, the Fund and the Adviser believe that Senior Loans of Borrowers that either are experiencing, or are more likely to experience, financial difficulty may sometimes represent attractive investment opportunities.

   The Adviser performs its own credit analysis of the Borrower in addition to utilizing information prepared and supplied by an Agent or other Lenders. When evaluating a Borrower, the Adviser considers many factors, including the Borrower's past and future projected financial performance. The Adviser also considers a Borrower's management, collateral and industry. The Adviser continues to monitor a Borrower on an ongoing basis for so long as the Fund continues to own the Senior Loan. Although the Adviser will use its best judgment in selecting Senior Loans, there can be no assurance that such analysis will disclose factors that may impair the value of a Senior Loan. You should expect the Fund's net asset value to fluctuate as a result of changes in the credit quality of Borrowers and other factors. A serious deterioration in the credit quality of one or more Borrowers could cause a permanent decrease in the Fund's net asset value. See "Risks--Borrower Credit Risk."

   The Adviser generally relies on its own credit analysis of Borrowers and not on analyses prepared by ratings agencies or other independent parties. Because of the features of Senior Loans, the Adviser believes, based on its experience, that ratings may not necessarily reflect the true risk of loss of principal or interest on a Senior Loan. For example, the Adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to other types of below investment grade quality debt obligations.

   There is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund's investments. Although a Senior Loan often is not rated by any rating agency at the time the Fund purchases the Senior Loan, rating agencies have become more active in rating an increasing number of Senior Loans and at any given time a substantial portion of the Senior Loans in the Fund's portfolio may be rated. The lack of a rating does not necessarily imply that a Senior Loan is of lesser investment quality; however, most Senior Loans, when rated, are below investment grade quality. The Adviser generally does not take ratings into account when determining whether to invest in a Senior Loan and does not view ratings as a determinative factor in its investment decisions. There is no limit on the percentage of the Fund's assets that may be invested in Senior Loans that are rated below investment grade or that are unrated but of comparable quality. Investing in Senior Loans involves risk and the Fund attempts to manage these risks through portfolio diversification and ongoing analyses and monitoring of Borrowers.

The Senior Loan Market

   The volume of newly issued Senior Loans increased from approximately $66 billion in 1987 to approximately $273 billion in 1998 (Source: Donaldson, Lufkin & Jenrette; Loan Pricing Corporation) and transactions in Senior Loans in the secondary market increased from approximately $8 billion in 1991 to approximately $67 billion in 1998 (Source: Loan Pricing Corporation; Securities Data Corporation). See "Performance Related and Comparative Information" in the Statement of Additional Information.

The Senior Loan Process

   The Fund normally relies on the Agent to collect principal and interest payments on a Senior Loan. Furthermore, the Fund also relies in part on the Agent to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and to notify the Fund (or the Lender from which the Fund has purchased a Participation) of any adverse change in the Borrower's financial condition. The Fund will act as a Lender with respect to a syndicated Senior Loan only where the Agent, at the time of the Fund's investment, has outstanding debt or deposit obligations rated investment grade by a rating agency, or where such debt or obligations are unrated but determined by the Adviser to be of comparable quality. A rating agency's top four major rating categories generally are considered to be investment grade. The lowest tier of investment grade rating is considered to have speculative characteristics. The Fund will not purchase interests in Senior Loans unless the Agent, Lender and any other person positioned between the Fund and the Borrower has entered into an agreement that provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. Insolvency of the Agent or other persons positioned between the Fund and the Borrower could result in losses for the Fund. See "Risks."

   The Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers include three primary types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to Lenders when a Senior Loan is originated. Commitment fees are paid to Lenders on an ongoing basis based on the unused portion of a Senior Loan commitment. Lenders may receive prepayment penalties when a Borrower prepays a Senior Loan. The Fund receives these fees directly from the Borrower if the Fund is an Original Lender (as defined below) or, in the case of commitment fees and prepayment penalties, if the Fund acquires an Assignment. Whether the Fund receives a facility fee in the case of an Assignment, or any fees in the case of a Participation, depends on negotiations between the Fund and the Lender selling such interests. When the Fund buys an Assignment, it may be required to pay a fee, or forgo a portion of interest and fees payable to it, to the Lender selling the Assignment. Occasionally, the assignor pays a fee to the assignee. A person selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee. The Fund may be required to pass along to a person that buys a Senior Loan from the Fund a portion of any fees that the Fund is entitled to. Fees that the Fund occasionally may receive may enhance the Fund's income.

Types of Senior Loan Investments

   The Fund may act as one of the group of Lenders originating a Senior Loan (an "Original Lender"), act as an Agent, purchase Assignments of portions of Senior Loans from third parties and invest in Participations in Senior Loans. Senior Loans also include certain foreign debt obligations that are in the form of notes rather than Loan Agreements. All of these interests in Senior Loans are sometimes referred to simply as Senior Loans.

   The Fund as Original Lender. When the Fund acts as an Original Lender it may participate in structuring the Senior Loan. The Fund will not act as sole Agent or sole principal negotiator of a Senior Loan. When the Fund is a member of the originating syndicate group for a Senior Loan, it may share in a fee paid to the Original Lenders. When the Fund is an Original Lender it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may have rights with respect to any funds acquired by other Lenders through set-off. Lenders also have full voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount of interest on or principal of a Senior Loan, releasing all or substantially all of the collateral or changing the maturity of a Senior Loan, frequently require the unanimous vote or consent of all Lenders affected.

   The Fund as Agent. Acting in the capacity of an Agent in a Senior Loan may subject the Fund to certain risks in addition to those associated with the Fund's current role as a Lender. In consideration of such risks, the Fund will invest no more than 20% of its total assets in Senior Loans in which it acts as an Agent or co-Agent and the size of any such individual Senior Loan will not exceed 5% of the Fund's total assets. The Fund's ability to receive fee income may also be constrained by certain requirements for qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to comply with those requirements and may limit its investments in Senior Loans in which it acts as Agent in order to do so.

   Assignments. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement. Assignments may, however, be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

   Participations. Participations by the Fund in a Lender's portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor have any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of such Lender. After the period of initial investment, the Fund does not currently intend to invest more than 20% of its total assets in Participations.

  The Fund has taken the following measures in an effort to minimize risks from investing in Participations. The Fund will only acquire Participations if the Lender selling the Participation, and any other persons interpositioned between the Fund and the Lender, (i) at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Corporation ("S&P"), Baa or P-3 or higher by Moody's Investor Service, Inc. ("Moody's") or BBB or F3 or higher by Fitch IBCA, Inc. ("Fitch")) or has debt or obligations that are unrated by S&P, Moody's and Fitch and determined by the Adviser to be of comparable quality and (ii) has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured and debt rated BBB by Fitch is regarded by Fitch as having adequate capacity for timely payment of financial commitments. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation, issues of commercial paper rated P-3 by Moody's are considered by Moody's to have an acceptable ability for repayment of short-term debt obligations but the effect of industry characteristics and market compositions may be more pronounced and issues of commercial paper rated F3 by Fitch are considered to be of fair credit quality with an adequate capacity for timely payment of financial commitments but near-term adverse changes could result in a reduction to non-investment grade.

   The selling Lenders and other persons interpositioned between such Lenders and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Although, as discussed above, the Fund will take measures which it believes reduce its exposure to any risks incident to this practice, the Fund may be more susceptible than an investment company without such a practice to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible than are persons engaged in some other industry to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and capital raising activities generally and fluctuations in the financial markets generally.

   When the Fund holds a Participation in a Senior Loan, the Fund generally will not have the right to enforce compliance by the Borrower with the Loan Agreement, nor rights to any funds acquired by other Lenders through set-off against the Borrower. In addition, the Fund may not have the right to vote on whether to waive enforcement of any restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and may not consider the interests of the Fund. The Fund may not benefit directly from the collateral supporting a Senior Loan in which it has purchased the Participation, although Lenders that sell Participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such Participations. For purposes of the Fund's policy of investing at least 80% of its total assets in secured Senior Loans, a Participation in a Senior Loan will be deemed to be secured if the underlying Senior Loan is secured.

   Role of Agent. On behalf of the several Lenders, an Agent generally will be required to administer and manage the Senior Loan and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. The Fund normally will rely primarily on the Agent (where the Fund is an Original Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Fund usually will rely on the Agent (where the Fund is an Original Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Fund of any adverse change in the Borrower's financial condition or any declaration of insolvency.

   Loan Agreements may provide for the termination of the Agent's agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an Agent, Lender or assignor with respect to an Assignment interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Fund could experience a decrease in net asset value.

   Prepayments. Pursuant to the relevant Loan Agreement, a Borrower may be required in certain circumstances, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. Because the interest rates on Senior Loans are periodically redetermined at relatively short intervals, the Fund and the Adviser believe that the prepayment of, and subsequent reinvestment by the Fund in, Senior Loans will not have a materially adverse impact on the yield on the Fund's portfolio and may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

   Commitments to Make Additional Loans. A Lender may have certain obligations pursuant to a Loan Agreement, which may include the obligation to make additional loans in certain circumstances. The Fund currently intends to reserve against such contingent obligations by segregating a sufficient amount of cash, liquid securities and liquid Senior Loans as a reserve against such commitments. The Fund will not purchase interests in Senior Loans that would require the Fund to make any such additional loans if such additional loan commitments in the aggregate would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the diversification requirements set forth under the heading "Investment Restrictions" in the Statement of Additional Information.

Warrants, Equity Securities and Junior Debt; Short-Term Debt Securities

   The Fund may acquire equity securities and warrants issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates issued in connection with a Senior Loan of the Borrower. The Fund also may convert a warrant so acquired into the underlying security. The Fund may acquire junior debt securities as part of a package of investments in the Borrower or its affiliates issued in connection with a Senior Loan of the Borrower, and may invest separately up to 5% of its total assets in junior debt securities. The Fund generally will acquire interests in warrants, equity and junior bonds or other debt securities only when the Adviser believes that the value the Fund gives in exchange for such interests is substantially outweighed by their potential value. However, investments in warrants, equity and junior debt securities entail certain risks in addition to those associated with investments in Senior Loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's net asset value. The Fund may frequently possess material non-public information about a Borrower as a result of its ownership of a Senior Loan of such Borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such a Borrower when it would otherwise be advantageous to do so. The Fund's investments in warrants, equity securities and junior debt securities are subject to the limitations set forth under "The Fund's Investments--Investment Objective and Policies."

   The Fund may invest in high quality, short-term debt securities with remaining maturities of one year or less. These may include commercial paper rated at least in the top two rating categories by S&P, Moody's or Fitch, or unrated commercial paper considered by the Adviser to be of similar quality; interests in short-term loans of Borrowers having short-term debt obligations rated, or a short-term credit rating, at least in such top two rating categories, or having no rating but determined by the Adviser to be of comparable quality; certificates of deposit and bankers' acceptances; and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities may pay interest at adjustable rates or at fixed rates. The Fund's investments in high quality, short-term debt securities are subject to the limitations set forth under "The Fund's Investments-- Investment Objective and Policies." In spite of those limitations, pending initial investment in Senior Loans, or if the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and high quality, short-term debt securities.

Structured Notes

   The Fund may invest up to 10% of its total assets in structured notes, which are privately negotiated debt obligations with rates of return determined by reference to the total rate of return on one or more Senior Loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss; as a result, a relatively small decline in the value of a referenced Senior Loan could result in a relatively large loss in the value of a structured note.

Use of Leverage

   The Fund intends to utilize financial leverage for investment purposes by employing Leverage Instruments in an amount currently anticipated to represent approximately 40% (and in no event exceeding 50%) of its total assets (including the proceeds from such Leverage Instruments). The Fund may employ Leverage Instruments for the purpose of acquiring additional income-producing investments when the Adviser believes that such use of proceeds will enhance the Fund's net income. The amount of outstanding Leverage Instruments may vary with prevailing market or economic conditions. The Fund currently expects to
(i) borrow money at rates generally available to institutional investors as soon as possible after the completion of the Common Share offering described in this Prospectus and issue commercial paper or notes within approximately three months of the completion of the Common Share offering, in an aggregate amount currently anticipated to represent, approximately 30% of the Fund's total assets immediately after such borrowing or issuance; and (ii) issue Preferred Shares in an amount currently anticipated to represent approximately 10% of the Fund's total assets immediately after such issuance. Leverage entails special risks. See "Risks--Leverage." The management fee paid to the Adviser will be calculated on the basis of the Fund's total managed assets, including proceeds of Leverage Instruments, so the fees will be higher when leverage is utilized. See "Description of Capital Structure--Borrowings" and "Description of Capital Structure--Preferred Shares."

Interest Rate and Other Hedging Transactions

   The Fund may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict.

   There are many different types of derivatives, with many different uses.

  . The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio.

  . The Fund may also engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates, credit conditions or other market changes.

  . The Fund does not intend to engage in such transactions to enhance the yield on its portfolio or to increase income available for distributions.

   Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Fund will incur brokerage and other costs in connection with its hedging transactions.

   The Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan in its portfolio. The Fund could exchange the Borrower's obligation to make fixed rate payments for an obligation to make payments that readjust monthly. In such event, the Fund would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

   The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Adviser's ability to predict correctly the direction and extent of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

   Because these hedging transactions are entered into for good-faith risk management purposes, the Adviser and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Adviser to be creditworthy. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

   New financial products continue to be developed and the Fund may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

Lending of Portfolio Holdings

   The Fund may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. Such loans may be made, without limit, to brokers, dealers, banks or other recognized institutional borrowers of financial instruments and would be required to be secured continuously by collateral, including cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the financial instruments loaned. The Fund would have the right to call a loan and obtain the financial instruments loaned at any time on five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the financial instruments loaned and also may receive compensation from the investment of the collateral.

   The Fund would not have the right to vote any financial instruments having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the financial instruments or in anticipation of the giving or withholding of their consent on a material matter affecting the financial instruments. As with other extensions of credit, risks of delay in recovery or even loss of rights in the collateral exist should the borrower of the financial instruments fail financially. However, the loans would be made only to firms deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. The creditworthiness of firms to which the Fund lends its portfolio holdings will be monitored on an ongoing basis by the Adviser. No specific limitation exists as to the percentage of the Fund's assets which the Fund may lend.

"When-Issued" and "Delayed Delivery" Transactions

   The Fund may also purchase and sell interests in Senior Loans and other portfolio securities on a "when issued" or "delayed delivery" basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such interests or securities.

  . These transactions are subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions.

  . Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made.

   The Fund will make commitments to purchase interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" or "delayed delivery" transactions, it will do so for the purpose of acquiring interests or securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

Repurchase Agreements

   The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Fund to the seller. In evaluating whether to enter into a repurchase agreement, the Adviser will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the Fund might experience delays in recovering its cash. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser will monitor the value of the collateral. No specific limitation exists as to the percentage of the Fund's assets which may be used to participate in repurchase agreements.

Reverse Repurchase Agreements

   The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund will maintain in a segregated account with its custodian cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described in the Statement of Additional Information under "Investment Restrictions." The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

                                     RISKS

   Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Common Shares.

Closed-End Funds

   The Fund is a closed-end management investment company with no history of operations and is designed primarily for long-term investors and not as a trading vehicle. The shares of closed-end investment companies frequently trade at a price lower than their net asset value. The Fund cannot assure you that the Common Shares will trade at a price equal to or higher than net asset value in the future. The Fund's net asset value will be reduced immediately following the offering by the sales load and the amount of the organizational and offering expenses paid by the Fund. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than the sales load) that exceed $.01 per Common Share. This market price risk may be greater for investors who intend to sell their Common Shares within a relatively short period after completion of this offering.

Borrower Credit Risk

   Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan results in a reduction in income to the Fund, a reduction in the value of the Senior Loan and a decrease in the Fund's net asset value. This decrease in the Fund's net asset value would be magnified by the Fund's use of Leverage Instruments. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of Senior Loans and in the Fund's net asset value.

   The Fund may acquire Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans of Borrowers that have filed for bankruptcy protection. Borrowers may have Senior Loans or other outstanding debt obligations that are rated below investment grade or that are unrated but of comparable quality to such securities. Debt securities rated below investment grade are viewed by the rating agencies as speculative and are commonly known as "junk bonds."

   Senior Loans may not be rated at the time that the Fund purchases them. However, rating agencies (including, but not limited to, Moody's, S&P and Fitch) have begun rating Senior Loans. If a Senior Loan is rated at the time of purchase, the Adviser may consider the rating when evaluating the Senior Loan but, in any event, the Adviser does not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependent on the Adviser's credit analysis abilities. Because of the protective terms of most Senior Loans, the Adviser believes that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted debt securities. The values of Senior Loans of Borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty will reflect, among other things, the Adviser's assessment of the likelihood that the Fund ultimately will receive repayment of the principal amount of such Senior Loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates.

   In the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower's payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give Lenders the full benefit of their senior positions. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the Borrower. Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Fund, including, under certain circumstances, invalidating such Senior Loans. Lenders commonly have certain obligations pursuant to the Loan Agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

Senior Loans

   Information about most Senior Loans is less readily available and reliable than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund's investments. The Adviser relies exclusively or primarily on its own evaluation of Borrower credit quality in selecting Senior Loans for purchase. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser.

   No active trading market currently exists for many Senior Loans. Senior Loans are thus relatively illiquid. Liquidity relates to the ability of the Fund to sell an investment in a timely manner at a price approximately equal to its value on the Fund's books. The illiquidity of Senior Loans may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Because of the lack of an active trading market, illiquid securities are also difficult to value and prices provided by external pricing services may not reflect the true fair value of the securities. However, many Senior Loans are of a large principal amount and are held by a large number of financial institutions. In the Adviser's opinion, this should enhance their liquidity. In addition, in recent years the number of institutional investors purchasing Senior Loans has increased. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or that are subject to restrictions on resale (except as noted elsewhere herein). The substantial portion of the Fund's assets invested in Senior Loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses to the Fund and holders of its shares. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund's net asset value and market price per share.

   If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject such Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

   Acting in the capacity of an Agent in a Senior Loan may subject the Fund to certain risks in addition to those associated with the Fund's current role as a Lender. Should an Agent or a Lender positioned between the Fund and a Borrower become insolvent or enter FDIC receivership or bankruptcy, where the Fund is an Original Lender or has purchased an Assignment any interest of such person in the Senior Loan and in any loan payment held by such person for the benefit of the Fund should not be included in the person's estate. If, however, these items are included in their estate, the Fund would incur costs and delays in realizing payment and could suffer a loss of principal or interest.

   Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to Lenders. Such court action could under certain circumstances include invalidation of Senior Loans. Any Lender, which could include the Fund, is subject to the risk that a court could find the Lender liable for damages in a claim by a Borrower arising under the common laws of tort or contracts or anti-fraud provisions of certain securities laws for actions taken or omitted to be taken by the Lenders under the relevant terms of a Loan Agreement or in connection with actions with respect to the collateral underlying in the Senior Loan.

Participations

   The Fund may purchase Participations in Senior Loans. Under a Participation, the Fund generally will have rights that are more limited than the rights of Lenders or of persons who acquire a Senior Loan by Assignment. In a Participation, the Fund typically has a contractual relationship with the Lender selling the Participation, but not with the Borrower. As a result, the Fund assumes the credit risk of the Lender selling the Participation in addition to the credit risk of the Borrower. In the event of insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lenders' interest in the Senior Loan. A Lender selling a Participation and other persons interpositioned between the Lender and the Fund with respect to Participations will likely conduct their principal business activities in the banking, finance and financial services industries. The Fund does not currently intend to invest more than 20% of its total assets in such Participations but may invest a greater portion of its assets in Participations during its period of initial investment. To the extent the Fund invests in Participations, the Fund may be more susceptible than a fund without such a policy to any single economic, political or regulatory occurrence affecting such industries. The Fund has taken measures which it believes reduce its exposure to such risks but no assurances can be given as to their effectiveness.

Investment In Foreign Issuers

   The Fund may invest up to 20% of its total assets, measured at the time of investment, in U.S. dollar-denominated Senior Loans to Borrowers that are organized or located in countries outside the United States.

Although the Senior Loans will require payment of interest and principal in U.S. dollars, these Borrowers may have significant non-U.S. dollar revenues. Investment in foreign Borrowers involves special risks, including that foreign Borrowers may be subject to:

  . less rigorous regulatory requirements and accounting and reporting requirements than U.S. Borrowers;

  .  differing legal systems and laws relating to creditors' rights;

  .  the potential inability to enforce legal judgments;

  . economic adversity that would result if the value of the Borrower's non-U.S. dollar-denominated revenues and assets were to fall (in U.S. dollar-denominated terms) because of fluctuations in currency values; and

  . the potential for political, social and economic adversity in the foreign Borrower's country.

High Yield/High Risk Securities

   The Fund may invest up to 100% of its assets in Senior Loans and other securities that are rated below investment grade, or that are unrated but determined by the Adviser to be below investment grade quality. Securities rated below investment grade quality are commonly known as "high-yield/high risk" or "junk" bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities and features, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The price volatility of these securities due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity is likely to result in increased fluctuation in the Fund's net asset value, particularly in response to economic downturns. See "Additional Information About the Fund's Investments" in the Statement of Additional Information.

Leverage

   The Fund intends to utilize financial leverage for investment purposes by employing Leverage Instruments in an amount currently anticipated to represent approximately 40% (and in no event exceeding 50%) of its total assets (including the proceeds from such Leverage Instruments). As soon as possible after the completion of the Common Share offering, the Fund expects to borrow money and, within approximately three months from the completion of the Common Share offering, the Fund expects to issue commercial paper or notes in an aggregate amount currently anticipated to represent approximately 30% of the Fund's total assets immediately after such borrowing or issuance. The Fund also will issue Preferred Shares in an amount currently anticipated to represent approximately 10% of the Fund's total assets immediately after such issuance. The timing and terms of any transactions relating to Leverage Instruments will be determined by the Fund's Board of Trustees.

   Under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities, must be at least equal, immediately after any borrowing or commercial paper or note issuance, to 300% of the aggregate value of borrowings represented by senior securities. Upon the issuance of Preferred Shares, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities, must be at least equal, immediately after the issuance of the Preferred Shares, to 200% of the aggregate value of borrowings represented by senior securities and the Preferred Shares.

   If the Fund seeks an investment grade rating from one or more nationally recognized statistical rating organizations for any commercial paper, notes or Preferred Shares issued by the Fund (which the Fund expects to do), asset coverage or portfolio composition provisions in addition to and more stringent than those required by the 1940 Act may be imposed in connection with the issuance of such a rating. In addition, restrictions may be imposed on certain investment practices in which the Fund may otherwise engage. Any lender with respect to borrowings by the Fund may require additional asset coverage and portfolio composition provisions as well as restrictions on the Fund's investment practices. See "Description of Capital Structure." The Adviser does not anticipate that these restrictions will adversely affect the Adviser's ability to manage the Fund's portfolio in accordance with its investment objective and policies.

   There are risks associated with employing Leverage Instruments in an effort to increase the yield on the Common Shares, including higher volatility of both the net asset value and the market value of the Common Shares, and the risk that fluctuations in the interest rates or dividend rates on the Leverage Instruments will likely affect the yield to the Common Shareholders. So long as the Fund is able to realize a higher return after expenses on its investment of the proceeds of the Leverage Instruments than the then current interest rate or dividend rate on the Leverage Instruments, the effect of the leverage will be to cause the Common Shareholders to realize a higher return than if the Fund were not so leveraged. On the other hand, to the extent that the then current interest rate or dividend rate on the Leverage Instruments approaches the return on such proceeds after expenses, the benefit of leverage to the Common Shareholders will be reduced, and if the then current interest rate or dividend rate on the Leverage Instruments were to exceed the return on such investment after expenses, the Fund's leveraged capital structure would result in a lower rate of return to the Common Shareholders than if the Fund were not so structured.

   Similarly, since any decline in the net asset value of the Fund's investments will be borne entirely by the Common Shareholders, the effect of leverage in a market of declining asset values would result in a greater decrease in net asset value to the Common Shareholders than if the Fund were not so leveraged. Any such decrease would likely be reflected in a decline in the market price for Common Shares.

   Because the fee paid to the Adviser will be calculated on the basis of total managed assets, the fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage.

   The floating or variable rate nature of Senior Loans in which the Fund invests helps mitigate against the risks of increased dividend or interest costs as a result of increasing interest rates. The Adviser may also seek to manage certain of the risks of financial leverage in anticipation of changes in interest rates in a number of ways, including extending the length of the interest rate period on any commercial paper, notes or borrowing so as to fix an interest rate for a period of time, reducing the Fund's leverage by redeeming all or a portion of the outstanding Preferred Shares or repaying all or a portion of any outstanding commercial paper, notes or borrowing, entering into certain transactions in an effort to hedge against changes in interest rates and purchasing securities the terms of which have elements of, or are similar in effect to, certain hedging transactions in which the Fund may engage. There can be no assurance that the Adviser can successfully manage the risks of leverage.

   Employing Leverage Instruments will entail certain initial costs and expenses and certain ongoing administrative and accounting expenses. These costs and expenses will be borne by the Fund and will reduce the income or net assets available to Common Shareholders. If the Fund's current investment income were not sufficient to meet interest expenses on any Leverage Instrument, the Fund might have to liquidate certain of its investments in order to meet required dividend or interest payments. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Fund meets certain asset coverage requirements (determined after deducting the amount of such dividend or distribution). Such prohibition on the payment of dividends or other distributions might impair the ability of the Fund to maintain its qualification, for federal income tax purposes, as a regulated investment company. The Fund intends, however, to the extent possible to repay commercial paper, notes or borrowing, which may involve the payment by the Fund of a premium and the sale by the Fund of portfolio securities at a time when it may be disadvantageous to do so, to maintain such asset coverage requirements. Subject to the restrictions of the 1940 Act, the Fund may "releverage" through the reissuance of commercial paper, notes, or Preferred Shares or incurrence of new borrowing, and in connection with which the Fund, and indirectly the Common Shareholders, would incur the expenses of such releveraging. See "Tax Matters."

   Assuming the utilization of leverage through (i) borrowing and issuing commercial paper or notes in the aggregate amount currently anticipated to represent approximately 30% of the Fund's total assets and (ii) issuing Preferred Shares in an amount currently anticipated to represent approximately 10% of the Fund's total assets, at a combined interest and dividend rate of 5.90% payable on such leverage based on market rates as of the date of this Prospectus, the annual return that the Fund's portfolio must experience (net of non-leverage expenses) in order to cover such interest payments and dividend payments would be 2.37%. The Fund's actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

   The following table is designed to assist the investor in understanding the effects of leverage and to illustrate the effect on the return to a holder of the Fund's Common Shares of leverage in the amount of approximately 40% of the Fund's total assets, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of
 expenses)..............................    (10)%     (5)%     0%     5%    10%
Corresponding Common Share Return
 Assuming 40% Leverage.................. (20.60)% (12.27)% (3.93)% 4.40% 12.73%

   If there are no Preferred Shares issued and outstanding, Common Shareholders will elect all of the trustees of the Fund. If there are Preferred Shares issued and outstanding, holders of any Preferred Shares will elect two trustees. Under the 1940 Act, upon failure by the Fund to pay dividends on the Preferred Shares in an amount equal to two full years' dividends arrearage, the holders of the Preferred Shares shall be entitled to elect a majority of the Board of Trustees until all such dividends arrearage has been paid or provided for.

   Until the Fund issues Leverage Instruments, the Fund's capital structure will not be leveraged, and the special leverage considerations described in this Prospectus will not apply. There can be no assurance that any commercial paper or notes or Preferred Shares will be issued or, if issued, that the commercial paper or notes or Preferred Shares will remain outstanding or that the Fund will borrow or, if it borrows, that such borrowing will be continued.

Investment Practices and Special Risks

   The Fund may use interest rate and other hedging transactions, lend portfolio holdings, purchase and sell Senior Loans and other securities on a "when issued" or "delayed delivery" basis, and use repurchase and reverse repurchase agreements. These investment practices involve risks. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. Although the Adviser believes that these investment practices may aid the Fund in achieving its investment objective, there is no assurance that these practices will achieve this result. If these transactions are not successful, they may result in losses.

Interest Rate Fluctuations

   When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's net asset value will vary, the Adviser expects the Fund's policy of acquiring primarily interests in floating rate Senior Loans to minimize fluctuations in net asset value resulting from changes in market interest rates. However, because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund's net asset value. Similarly, a sudden and significant increase in market interest rates, may cause a decline in the Fund's net asset value.

   Income Risk. The Fund invests primarily in Senior Loans whose interest rates reset frequently. If market interest rates fall, these interest rates will be reset at lower levels, reducing the Fund's income and in turn, dividends paid to Common Shareholders.

   Net Asset Value Fluctuations. The Senior Loans in which the Fund will invest generally are not listed on any securities exchange. Certain Senior Loans are traded by institutional investors in an over-the-counter secondary market for Senior Loan obligations that has developed over the past several years. No active trading market currently exists for many of the Senior Loans in which the Fund will invest. The secondary market for those Senior Loans generally is comparatively illiquid relative to markets for other income securities. Because of the lack of an active trading market, Senior Loans are generally more difficult to value than liquid securities for which an active trading market exists. In determining net asset value, the Fund will utilize the valuations of Senior Loans furnished by an independent third-party pricing service, which typically values Senior Loans at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. Senior Loans for which current quotations are not readily available are valued at a fair value as determined by the pricing service using pricing methods and other information and analyses, including credit considerations considered relevant by such pricing service, to determine valuations. If the pricing service does not provide a value for a Senior Loan, a value will be determined by the Adviser. To the extent that an active secondary trading market in Senior Loan interests develops to a reliable degree, the pricing service may rely to an increasing extent on such market prices and quotations in determining valuations of the Senior Loan interests in the Fund's portfolio. The Fund purchases Senior Loans primarily to seek to achieve its investment objective of high current income, consistent with preservation of capital, and does not anticipate that it will actively trade Senior Loans. To the extent a trading market continues to develop, certain participants in the market may have objectives other than current income and may pursue short-term trading strategies, which may result in erratic movements in the market prices for Senior Loans as a result of movements in short-term interest rates or otherwise. Although the Fund's policy of acquiring interests in floating rate Senior Loans is intended to minimize fluctuations in net asset value resulting from changes in market interest rates, the Fund's net asset value will fluctuate.

Non-Diversification

   The Fund has registered as a "non-diversified" investment company. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower and Participations purchased from a single Lender. However, the Fund does not intend to invest more than 10% of the value of its assets in Senior Loans of a single Borrower. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers. In addition, the Fund must satisfy certain asset diversification rules to qualify as a regulated investment company for federal income tax purposes.

Year 2000 Compliance

   Year 2000 risk is the risk that the computer systems used by the Adviser, its service providers and industry wide information and transaction clearinghouses to manage the Fund's investments and process shareholder transactions may not be able to correctly process activity occurring in the Year 2000 because of the way computers historically have stored dates. In addition, it is possible that the markets for Senior Loans and other securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

   The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of a dispute.

                             MANAGEMENT OF THE FUND

Trustees and Officers

   The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Adviser. There are six trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and five of whom are not "interested persons." The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Adviser

   Nuveen Senior Loan Asset Management Inc., 333 West Wacker Drive, Chicago, IL 60606, serves as the investment adviser to the Fund. In this capacity, the Adviser is responsible for the selection and ongoing monitoring of the assets in the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser is a newly-formed, wholly-owned subsidiary of The John Nuveen Company, the parent of Nuveen. The John Nuveen Company is a majority-owned subsidiary of The St. Paul Companies, Inc., a publicly-traded company which is principally engaged in providing property-liability insurance through subsidiaries. See the Statement of Additional Information under "Investment Adviser."

   Day to day operations and execution of specific investment strategies is the responsibility of the Adviser. Jeffrey W. Maillet is the Executive Managing Director of the Adviser and is primarily responsible for the day to day management of the Fund's portfolio. Mr. Maillet has been employed by the Adviser since August 1999. Prior to joining the Adviser, Mr. Maillet was a Senior Vice President of Van Kampen Investment Advisory Corp. since 1989. Mr. Maillet has 18 years experience in managing portfolios and creating investments, particularly those featuring floating rate senior collateralized loans to companies and other entities in diverse industries and regions. He has managed the purchase of over 2,000 Senior Loans with an aggregate principal amount of approximately $28 billion.

Investment Management Agreement

   Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay for the services and facilities provided by the Adviser an annual management fee, payable on a monthly basis, according to the following schedule:

Average Daily Managed Assets*                                     Management Fee
-----------------------------                                     --------------
Less than $1 billion.............................................  .8500 of 1%
$1 billion to $2 billion.........................................  .8375 of 1%
$2 billion to $5 billion.........................................  .8250 of 1%
$5 billion to $10 billion........................................  .8000 of 1%
$10 billion and over.............................................  .7750 of 1%

--------
* For purposes of calculation of the management fee, the Fund's "managed assets" shall mean the average daily gross asset value of the Fund, minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares).

Because the fee paid to the Adviser will be calculated on the basis of the Fund's managed assets, which include the proceeds of leverage, the dollar amount of the Adviser's fees from the Fund will be higher (and the Adviser will be benefitted to that extent) when leverage is utilized.

   In addition to the fee of the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Adviser), custodian, transfer and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

   For the first ten years of the Fund's operations, the Adviser has agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                      Percentage                                           Percentage
                      Reimbursed                                           Reimbursed
                   (as a percentage                                     (as a percentage
Year Ending           of Managed                Year Ending                of Managed
 Oct. 31,              Assets)                   Oct. 31,                   Assets)
-----------        ----------------             -----------             ----------------
1999*                    .45%                      2005                       .35%
2000                     .45%                      2006                       .25%
2001                     .45%                      2007                       .15%
2002                     .45%                      2008                       .10%
2003                     .45%                      2009                       .05%
2004                     .45%

--------
*  From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond October 31, 2009.

                                NET ASSET VALUE

   The Fund's net asset value per Common Share will be determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued but not yet collected, less liabilities (including Leverage Instruments), and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

   The Senior Loans in which the Fund will invest generally are not listed on any securities exchange. Certain Senior Loans are traded by institutional investors in an over-the-counter secondary market for Senior Loan obligations that has developed over the past several years. This secondary market for those Senior Loans generally is comparatively illiquid relative to markets for other income securities and no active trading market exists for many Senior Loans. In determining net asset value, the Fund will utilize the valuations of Senior Loans furnished to the Adviser by an independent third-party pricing service approved by the Board of Trustees.The Board of Trustees has reviewed the various alternatives for pricing the Fund's portfolio of Senior Loans and has determined that the use of a pricing service is a reasonable, fair and appropriate method of valuing Senior Loans. The Adviser has not yet entered into an agreement, but has entered into negotiations with potential pricing services that the Adviser expects will result in an agreement to provide pricing services for the Fund. The Agreement is expected to be terminable by either party and to provide that the pricing service assumes no fiduciary responsibility to the Fund or to any investor in the Fund, and that the pricing service will have no liability under the Agreement to any third party, including any investor in the Fund. The Agreement is expected to provide that the pricing service will be indemnified by the Adviser unless the pricing service has acted with willful misconduct. The pricing service will be explicitly permitted to act as principal for its own account in connection with the purchase and sale (from or to the Fund or otherwise) of any Senior Loan at any price simultaneously while it provides pricing services to the Fund. Furthermore, the pricing service is not expected to have any obligation to provide a valuation for a Senior Loan if it believes that it cannot determine such a valuation and, accordingly, the pricing service may not provide valuations for all the Senior Loans in the Fund's portfolio. There can be no assurance that the negotiations will result in an agreement for pricing services, or that any pricing service engaged will continue to provide those services. However, the Adviser believes that, if the current negotiations do not result in an agreement, or if a pricing service declines to continue to act, one or more alternative independent third-party pricing services will be available to provide comparable services on similar terms. During any period in which no pricing service is acting, the Adviser will value the Fund's Senior Loans as described below.

   Pricing services typically will value Senior Loans at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. Senior Loans for which current quotations will not be readily available are valued at a fair value as determined by the pricing service using a wide range of market data and other information and analysis, including credit considerations considered relevant by such pricing service to determine valuations. The procedures of any pricing service and its valuations will be reviewed by the officers of the Adviser under the general supervision of the Board of Trustees. If the Adviser believes that a value provided by a pricing service does not represent a fair value as a result of information, specific to that Senior Loan or Borrower or its affiliates, of which the Adviser believes that the pricing agent may not be aware, the Adviser may in its discretion value the Senior Loan, and the Fund will utilize that price instead of the price as determined by the pricing service. In addition to such information the Adviser will consider, among other factors, (i) the creditworthiness of the Borrower and (ii) the current interest rate, the period until next interest rate reset and maturity of such Senior Loan interests in determining a fair value of a Senior Loan. If the pricing service does not provide a value for a Senior Loan or if no pricing service is then acting, a value will be determined by the Adviser in the manner described above.

   It is expected that the Fund's net asset value will fluctuate as a function of interest rate and credit factors. Because of the short-term nature of such instruments, however, the Fund's net asset value is expected to fluctuate less in response to changes in interest rates than the net asset values of investment companies with portfolios consisting primarily of longer term fixed-income securities.

   Because a secondary trading market in Senior Loans has not yet fully developed, the pricing service or the Adviser may not rely solely on but may consider, to the extent they believe such information to be reliable, prices or quotations provided by banks, dealers or other pricing services with respect to secondary market transactions in Senior Loans. To the extent that an active secondary trading market in Senior Loan interests develops to a reliable degree, the pricing service or the Adviser may rely to an increasing extent on such market prices and quotations in reviewing the valuations of the Senior Loan interests in the Fund's portfolio. To the extent a trading market continues to develop, certain participants in the market may have objectives other than current income and may pursue short-term trading strategies, which may result in erratic movements in the market prices for Senior Loans as a result of movements in short-term interest rates. Although the Fund's policy of acquiring interests in floating rate Senior Loans is intended to minimize fluctuations in net asset value resulting from changes in market interest rates, the Fund's net asset value will fluctuate. In light of the senior nature of Senior Loan interests that may be included in the Fund's portfolio and taking into account the Fund's access to non-public information with respect to Borrowers relating to such Senior Loan interests, the Adviser does not currently believe that consideration on a systematic basis of ratings provided by any nationally recognized statistical rating organization or price fluctuations with respect to long- or short-term debt of such Borrowers subordinate to the Senior Loans of such Borrowers is necessary in order to review the value of such Senior Loan interests. Accordingly, the Adviser generally will not systematically consider (but may consider in certain instances) and, in any event, will not rely solely upon such ratings or price fluctuations in determining or reviewing valuations of Senior Loan interests in the Fund's portfolio.

   See "Net Asset Value" in the Statement of Additional Information.

                                 DISTRIBUTIONS

   Commencing with the first dividend, the Fund intends to make monthly cash distributions to Common Shareholders at a rate that reflects the past and projected performance of the Fund. Because the Senior Loans in which the Fund will invest have interest rates that adjust periodically with movements in market rates of interest, the Fund's income, and therefore its monthly distributions, should be expected to increase when market interest rates increase and to decline as market interest rates fall. Distributions can only be made from net investment income. The net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund (including interest expense on borrowings or commercial paper and dividend payments on preferred shares issued by the Fund). Expenses of the Fund are accrued each day.

   Over time, the Fund will distribute to Common Shareholders all of its net investment income (after it pays interest on commercial paper or notes issued by the Fund and accrued dividends on any outstanding Preferred Shares). At least annually, the Fund also intends to distribute net capital gains, if any. Initial distributions to Common Shareholders are expected to be declared approximately 30 days, and paid approximately 60 days, from the completion of this offering, depending on market conditions. Although it does not now intend to do so, the Board of Trustees may change the Fund's dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income.

   To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

                           DIVIDEND REINVESTMENT PLAN

   You may elect to have all dividends or capital gains distributions on your Common Shares, or both, automatically reinvested by The Chase Manhattan Bank, as agent for the Common Shareholders (the "Plan Agent"), in additional Common Shares under the Dividend Reinvestment Plan (the "Plan"). You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by The Chase Manhattan Bank as dividend paying agent.

   If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

  (1) If on the payment date of the dividend, the Common Shares are trading at or above net asset value, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.

  (2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the dividend payment date. Interest will not be paid on any uninvested cash payments.

   You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

   The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

   There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

   Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

   In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder and held for the account of beneficial owners who participate in the Plan.

   The Fund reserves the right to amend or terminate the Plan if change seems desirable to the Board of Trustees. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from The Chase Manhattan Bank.

                        DESCRIPTION OF CAPITAL STRUCTURE

Common Shares

   The Declaration authorizes the issuance of an unlimited number of Common Shares, par value $.01 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever the Fund utilizes Leverage Instruments, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, all interest on commercial paper or notes has been paid and (i) unless asset coverage (as defined in the 1940
Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and (ii) unless asset coverage (as defined in the 1940 Act) with respect to any borrowing or commercial paper or note issuance would be at least 300% after giving effect to the distributions. See "Preferred Shares" below.

   The Fund has applied for listing of the Common Shares on the New York Stock Exchange. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

   The Fund's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Fund intends to have a leveraged capital structure.

   Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the use of Leverage Instruments and in the ability to make certain types of investments, including investments in illiquid securities such as Senior Loans. However, shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Common Shareholders, the Fund's Board of Trustees, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount. The Board might consider open market repurchases or tender offers for Common Shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share. The Board might also consider the conversion of the Fund to an open-end mutual fund. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.

Borrowings

   The Fund's Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300%. With respect to any such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. Certain types of borrowing may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

   The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes. See "Investment Restrictions" in the Statement of Additional Information.

   The Fund currently expects that it will enter into definitive agreements with respect to a credit facility as soon as possible after the completion of the Common Share offering. The Fund is currently in negotiations with a small number of money center banks to arrange a senior revolving credit facility pursuant to which the Fund expects to be entitled to borrow an amount currently anticipated to represent approximately 30% of the Fund's total assets as of the closing of the offer and sale of the Common Shares offered hereby (taking the borrowed amounts into account). Any such borrowings would constitute Leverage Instruments. The terms of any agreements relating to such a credit facility have not been determined and are subject to definitive agreement and other conditions, but the Fund anticipates that such a credit facility would have terms substantially similar to the following: (i) a final maturity not expected to exceed three years subject to possible extension by the Fund; (ii) with respect to each draw under the facility, an interest rate equal to the lesser of LIBOR plus a stated premium or an alternate rate on the outstanding amount of each such draw, reset over periods ranging from one to six months; and (iii) payment by the Fund of certain fees and expenses including an underwriting fee, a commitment fee on the average undrawn amount of the facility, an ongoing administration fee and the expenses of the lenders under the facility incurred in connection therewith. The Fund currently expects that the aggregate annualized cost to the Fund over the life of the facility of the interest rate and fees referred to in clauses (ii) and (iii) will not exceed an amount equal to the stated principal amount of the facility times an amount equal to LIBOR plus 65 basis points.

   Individual draws on the facility may have maturities ranging from seven days to one year. The facility is not expected to be convertible into any other securities of the Fund, outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty, and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default.

   The Fund expects to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. In addition the Fund expects that such a credit facility would contain covenants which, among other things, likely will limit the Fund's ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions.

   There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. The Fund currently anticipates that, within the three month period following the Common Share offering, it will issue commercial paper in replacement of all or part of the borrowings under the bank credit facility. If entered into, any such credit facility or issuance of commercial paper may in the future be replaced or refinanced by commercial paper or one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

Preferred Shares

   The Fund's Agreement and Declaration of Trust (the "Declaration") authorizes the issuance of an unlimited number of Preferred Shares, par value $.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

   Any decision to offer Preferred Shares is subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Shareholders described in this Prospectus. Although the terms of the Preferred Shares will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration) if and when it authorizes a Preferred Shares offering, the Board has determined that the Preferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as seven days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The preference on distribution, liquidation preference, voting rights and redemption provisions of the Preferred Shares will likely be as stated below.

   Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets measured immediately after issuance of the Preferred Shares. "Liquidation value" means the original purchase price, less the value of any senior securities representing indebtedness then outstanding, of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

   The Preferred Shares would have complete priority over the Common Shares as to distribution of assets.

   In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

   Preferred Shares would be required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the Statement of Additional Information and except as otherwise required by applicable law, holders of Preferred Shares will vote together with Common Shareholders as a single class.

   Holders of Preferred Shares, voting as a separate class, would be entitled to elect two of the Fund's trustees. The remaining trustees will be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, would be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Preferred Shares will be required, in addition to the single class vote of the holders of Preferred Shares and Common Shares.

   The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or purchase Preferred Shares and resell any shares so tendered. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage. See "Risks."

   The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Preferred Shares. If the Board of Trustees determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

   The Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for Preferred Shares issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. The Adviser does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

   Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is very remote.

   The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and Preferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or
(5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and Preferred Shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and Preferred Shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of Preferred Shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's Preferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund's Preferred Shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of Preferred Shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

   The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

   Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

   The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

   If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and repay all outstanding borrowings and commercial paper or notes, and the Common Shares would no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at a price based on their net asset value, less any redemption charge that is in effect at the time of redemption. Because its shares are redeemable, an open-end fund is required to invest no more than 15% of its total assets in illiquid securities. Many Senior Loans are illiquid, which might require that the Fund change its overall investment strategy if a decision were made to convert the Fund to an open-end fund. The Board of Trustees believes that the closed-end fund structure is desirable, given the Fund's investment objective and policies, and the generally illiquid nature of Senior Loans. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company. See "Certain Provisions in the Declaration of Trust" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end company.

   Before deciding whether to take any action if the Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                  TAX MATTERS

   The discussion below and in the Statement of Additional Information provides general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of an investment in the Fund.

   The Fund intends to elect and to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. If the Fund so qualifies and distributes each year to its Common Shareholders at least 90% of its net investment income (including, among other things, interest and net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) from that year, the Fund will not be required to pay federal income taxes on any income distributed to Common Shareholders. The Fund will not be subject to federal income tax on any net realized capital gains distributed to Common Shareholders. As a Massachusetts business trust, the Fund will not be subject to any excise or income taxes in Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes.

   If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its Common Shareholders) and all distributions out of earnings and profits would be taxed to Common Shareholders as ordinary income.

Distributions

   Distributions of the Fund's net investment income are taxable to Common Shareholders as ordinary income, whether paid in cash or reinvested in additional Common Shares. Distributions of the Fund's net realized capital gains ("capital gain dividends"), if any, are taxable to Common Shareholders at the rates applicable to long-term capital gains regardless of the length of time Common Shares of the Fund have been held by such Common Shareholders. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. For a discussion of the allocation of capital gain dividends between Common Shareholders and holders of Preferred Shares, if any, see "Tax Matters" in the Statement of Additional Information.

Sale of Shares

   Except as discussed below, selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Common Shares and the amount received. If such Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates" below. The federal income tax consequences of the repurchase by the Fund of Common Shares pursuant to tender offers will be disclosed in the related offering documents. Any loss recognized upon a taxable disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Capital Gains Rates

   The maximum tax rate applicable to net capital gains with respect to securities recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Common Shareholders should consult their tax advisors regarding a certain election to mark-to-market Common Shares held on January 1, 2001. The maximum net capital gains tax rate for corporations is 35%.

Non-U.S. Shareholders

   A Common Shareholder that is not a "United States person" within the meaning of the Code (a "Non-U.S. Shareholder") generally will be subject to a withholding tax of 30% (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such Common Shareholder. Accordingly, investment in the Fund is likely to be appropriate for a Non-U.S. Shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax. Non-effectively connected capital gain dividends and gains realized from the sale of Common Shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) a Non-U.S. Shareholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). Prospective foreign investors should consult their U.S. tax advisors concerning the tax consequences to them of an investment in Common Shares.

Possible Legislative Changes

   Congress is currently considering amendments to the federal income tax laws that could, if enacted, alter the tax rates applicable to ordinary income and capital gains and make other changes that could be relevant to shareholders of the Fund. It cannot be predicted whether any of these changes (or other legislative amendments) will become law or when they will take effect.

                                 OTHER MATTERS

   A lawsuit brought in June 1996 (Green et al. v. Nuveen Advisory Corp., et al.) by certain individual common shareholders of six leveraged closed-end funds sponsored by Nuveen is currently pending in federal district court. The plaintiffs allege that the leveraged closed-end funds engaged in certain practices that violated various provisions of the 1940 Act and common law. The plaintiffs also alleged, among other things, breaches of fiduciary duty by the funds' directors and Nuveen Advisory Corp., an affiliate of the Adviser, and various misrepresentations and omissions in prospectuses and shareholder reports relating to the use of leverage through the issuance and periodic auctioning of preferred stock and the basis of the calculation and payment of management fees to Nuveen Advisory Corp. and Nuveen. Plaintiffs also filed a motion to certify defendant and plaintiff classes.

   The defendants are vigorously defending the case and filed motions to dismiss the entire lawsuit asserting that the claims are without merit and to oppose certification of any classes. By opinion dated March 30, 1999, the court granted most of the defendants' motion to dismiss and denied plaintiffs' motion to certify defendant and plaintiff classes. The court dismissed all claims against the funds, the funds' directors and Nuveen. The court dismissed these claims without prejudice (which means that the plaintiffs can re-file the claims if they can correct the defects that led to the claims being dismissed) on the ground that the claims should have been brought as derivative claims on behalf of the funds. The only remaining claim is brought under Section 36(b) of the 1940 Act against Nuveen Advisory Corp., and relates solely to advisory fees Nuveen Advisory Corp. received from the six relevant funds. Discovery is underway on that single claim. While the Fund cannot assure you that the litigation will be decided in Nuveen Advisory Corp.'s favor, the Adviser believes a decision, if any, against the defendants would have no material effect on the Fund, its Common Shares, or the ability of the Adviser to perform its duties under the investment management agreement.

                                  UNDERWRITING

   The underwriters named below (the "Underwriters"), acting through PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York, as lead manager, and John Nuveen & Co. Incorporated, Deutsche Bank Securities Inc., A.G. Edwards & Sons, Inc., Prudential Securities Incorporated, First Union Securities, Inc., Janney Montgomery Scott LLC and Legg Mason Wood Walker Incorporated as their representatives (the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and the Adviser (the "Underwriting Agreement"), to purchase from the Fund the number of Common Shares set forth opposite their respective names. The Underwriters are committed to purchase all of such Common Shares if any are purchased.

Underwriter                                                    Number of Shares
-----------                                                    ----------------
PaineWebber Incorporated......................................
John Nuveen & Co. Incorporated................................
Deutsche Bank Securities Inc..................................
A.G. Edwards & Sons, Inc......................................
Prudential Securities Incorporated............................
First Union Securities, Inc...................................
Janney Montgomery Scott LLC...................................
Legg Mason Wood Walker Incorporated...........................
Bear, Stearns & Co., Inc......................................
CIBC World Markets Corp.......................................
Schroder & Co. Inc............................................
SG Cowen Securities Corporation...............................
Advest, Inc...................................................
Robert W. Baird & Co. Incorporated............................
BHC Securities................................................
J.C. Bradford & Co............................................
Crowell, Weedon & Co..........................................
Dain Rauscher Wessels, a division of Dain Rauscher
 Incorporated.................................................
Fahnestock & Co. Inc..........................................
Fidelity Capital Markets - a division of National Financial
 Services.....................................................
Fifth Third Securities, Inc...................................
First Albany Corporation......................................
First Security Van Kasper.....................................
Gibraltar Securities Co.......................................
Gruntal & Co., L.L.C..........................................
Josephthal & Company Inc......................................

Underwriter                                                     Number of Shares
-----------                                                     ----------------
McDonald Investments Inc., a KeyCorp Company...................
Morgan Keegan & Company, Inc...................................
David A. Noyes & Company, Inc..................................
Parker/Hunter Incorporated.....................................
Pennsylvania Merchant Group Ltd................................
Ragen McKenzie Incorporated....................................
The Robinson-Humphrey Company, Inc.............................
Scott & Stringfellow Inc.......................................
Stephens Inc...................................................
Suntrust Equitable Securities Corporation......................
Sutro & Co. Incorporated.......................................
Tucker, Anthony Cleary Gull....................................
C. E. Unterberg, Towbin........................................
U.S. Bancorp Piper Jaffray Inc.................................
Waichovia Securities, Inc......................................
Wedbush Morgan Securities Inc..................................
Allen & Company of Florida, Inc................................
American Frontier Financial Corporation........................
Anderson & Strudwick, Inc......................................
Branch, Cabell and Company.....................................
City Securities Corporation....................................
D. A. Davidson & Co. Inc.......................................
Allen C. Ewing & Co............................................
Ferris, Baker Watts Incorporated...............................
J. B. Hanauer & Co.............................................
Hazlett, Burt & Watson, Inc....................................
J. J. B. Hilliard, W. L. Lyons, Inc............................
Howe, Barnes Investments Inc...................................
Huntleigh Securities Corporation...............................
JW Genesis Capital Markets, LLC................................
Kirkpatrick, Pettis, Smith, Polian Incorporated................
Mesirow Financial, Inc.........................................
Moors & Cabot, Inc.............................................
NatCity Investment, Inc........................................
M. L. Stern & Co., Inc.........................................
Stifel, Nicolaus & Company Incorporated........................
TD Securities (USA) Inc........................................
H.C. Wainwright & Co., Inc.....................................
  Total........................................................

   The Fund has granted to the Underwriters an option, exercisable for 45 days
from the date of this Prospectus to purchase up to an additional         Common
Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter's initial commitment.

The Fund has agreed to pay a commission to the Underwriters in the amount of
$       per Common Share (    % of the public offering price per Common Share)
or an aggregate amount of $     ($        assuming full exercise of the over-
allotment option) for all Common Shares covered by this Prospectus. The Representatives have advised the Fund that the Underwriters may pay up to $ per Common Share from such commission to selected dealers who sell the Common
Shares and that such dealers may reallow a concession of up to $   per Common
Share to certain other dealers who sell Common Shares. As set forth on the cover page of this Prospectus, Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than the sales load) that exceed $.01 per Common Share.

   Prior to this offering, there has been no public market for the Common Shares or any other securities of the Fund. The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the Fund is expected to be "NSL." In order to meet the requirements of listing the Common Shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial holders. The minimum investment requirement is 100 Common Shares ($1,000 worth).

   The Fund and the Adviser have agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

   The Fund has agreed not to offer or sell any equity securities of the Fund, other than as contemplated by this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

   The Representatives have informed the Fund that the Underwriters do not intend to confirm sale to any accounts over which they exercise discretionary authority.

   The Underwriters may take certain actions to discourage short-term trading of Common Shares during a period of time following the initial offering date. Included in these actions is the withholding of the concession and other payments to dealers in connection with Common Shares which were sold by such dealers and which are repurchased for the account of the Underwriters during such period. In addition, physical delivery of certificates representing Common Shares is required to transfer ownership of Common Shares for a certain period. Until the distribution of Common Shares is completed, rules of the SEC may limit the ability of the Underwriters and certain selling group members to bid for and purchase the Common Shares. As an exception to these rules, the Underwriters are permitted to engage in certain transactions that stabilize the price of the Common Shares. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the Common Shares. If the Underwriters create a short position in this Prospectus, then the Underwriters may reduce that short position by purchasing Common Shares in the open market. The Underwriters may also elect to reduce any short position by exercising all or a part of the overallotment option described above. In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. In addition, the Underwriters may impose "penalty bids" under contractual arrangements with dealers participating in the offering whereby they may reclaim the selling concession with respect to Common Shares distributed in the offering but subsequently purchased for the account of the Underwriters in the open market. Neither the Fund nor the Underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor the Underwriters make any representation that the Underwriters will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

   Under the terms of and subject to the conditions of the Underwriting Agreement, the Underwriters are committed to purchase and pay for all Common Shares offered hereby if any are purchased. The Underwriting Agreement provides that it may be terminated at or prior to the closing date for the purchase of the Common Shares if, in the judgement of the Representatives, payment for the delivery of the Common Shares is rendered impracticable or inadvisable because
(1) trading in the equity securities of the Fund is suspended by the SEC, by the principal exchange that lists the Common Shares, (2) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers Automated Quotation National Market System ("Nasdaq") shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over-the-counter market, (3) additional material governmental restrictions not in force on the date of the Underwriting Agreement, have been imposed upon trading in securities or trading has been suspended on any U.S. securities exchange, (4) a general banking moratorium has been established by U.S. Federal or New York authorities, or (5) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis occurs, the effect of which is such as to make it impracticable or inadvisable to market any or all of the Common Shares. The Underwriting Agreement also may be terminated if any of the conditions specified in the Underwriting Agreement have not been fulfilled when and as required by such agreement.

   The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

   Nuveen, one of the Representatives, is an affiliate of the Adviser.

                          CUSTODIAN AND TRANSFER AGENT

   Chase Bank of Texas, National Association, 600 Travis Street, Houston, Texas 77002, is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004.

                                 LEGAL OPINIONS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Bell, Boyd & Lloyd, Chicago, Illinois, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom (Illinois). Bell, Boyd & Lloyd may rely as to certain matters of Massachusetts law on the opinion of Bingham Dana LLP, Boston, Massachusetts.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
                                                                            ----
Use of Proceeds............................................................  B-2

Investment Objective.......................................................  B-2

Investment Restrictions....................................................  B-2

Additional Information About the Fund's Investments........................  B-5

Management of the Fund.....................................................  B-8

Investment Adviser......................................................... B-13

Portfolio Transactions..................................................... B-15

Net Asset Value............................................................ B-16

Tax Matters................................................................ B-18

Performance Related and Comparative Information............................ B-21

Experts.................................................................... B-26

Additional Information..................................................... B-27

Report of Independent Auditors............................................. B-28

Financial Statements....................................................... B-29

Ratings of Investments (Appendix A)........................................  A-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                          Shares

                           Nuveen Senior Income Fund

                                [nuveen logo]

                                ---------------

                                   PROSPECTUS

                                ---------------

                            PaineWebber Incorporated

                               John Nuveen & Co.
                                  Incorporated

                           Deutsche Banc Alex. Brown

                           A.G. Edwards & Sons, Inc.

                             Prudential Securities

                          First Union Securities, Inc.

                          Janney Montgomery Scott LLC

                             Legg Mason Wood Walker
                                  Incorporated

                               ----------------

                                           , 1999

   Until            , 1999, all dealers effecting transactions in the
registered securities, whether or not participating in this distribution, may be required to deliver a Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The information in this Statement of Additional Information is not complete and may be changed. No person may sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                 SUBJECT TO COMPLETION--DATED October 26, 1999


                           Nuveen Senior Income Fund
                      STATEMENT OF ADDITIONAL INFORMATION


     Nuveen Senior Income Fund (the "Fund") is a newly organized, closed-end, non-diversified management investment company. The Fund's investment objective is to seek a high level of current income, consistent with preservation of capital. This Statement of Additional Information relating to common shares of the Fund ("Common Shares") does not constitute a prospectus, but should be read in conjunction with the Fund's Prospectus relating thereto dated ________, 1999 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                               TABLE OF CONTENTS

                                                                         Page
                                                                         ----

Use of Proceeds                                                          B-2
Investment Objective                                                     B-2
Investment Restrictions                                                  B-2
Additional Information About the Fund's Investments                      B-5
Management of the Fund                                                   B-8
Investment Adviser                                                       B-13
Portfolio Transactions                                                   B-15
Net Asset Value                                                          B-16
Tax Matters                                                              B-18
Performance Related and Comparative Information                          B-21
Experts                                                                  B-26
Additional Information                                                   B-27
Report of Independent Auditors                                           B-28
Financial Statements                                                     B-29
Ratings of Investments (Appendix A)                                      A-1

This Statement of Additional Information is dated __________, 1999

                                USE OF PROCEEDS

     The net proceeds of the offering of Common Shares of the Fund will be approximately: $_______ ($_______ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

                             INVESTMENT OBJECTIVE

     The Fund's investment objective is to seek a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective primarily by investing in senior secured loans whose interest rates adjust periodically based on a benchmark index such as the Prime Rate or LIBOR. Although the Fund's net asset value will vary, the Fund's policy of acquiring interests in floating or variable rate, U.S. dollar-denominated senior loans ("Senior Loans") is expected to minimize the fluctuations in the Fund's net asset value as a result of changes in interest rates. The Fund's net asset value may be affected by changes in the credit quality of borrowers with respect to Senior Loan interests in which the Fund invests. Fluctuations in net asset value may be magnified as a result of the Fund's use of leverage. In addition, the Fund's use of leverage may affect the Fund's ability to make distributions. The Common Shares may trade at a discount or premium to net asset value. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective. For further discussion of the characteristics of Senior Loan interests and associated special risk considerations, see "The Fund's Investments" in the Prospectus.

                            INVESTMENT RESTRICTIONS

     The Fund's investment objective and certain fundamental investment policies of the Fund are described in the Prospectus. The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the
Fund:

     1. Purchase any security if, as a result of such purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for purposes of this restriction); provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities and provided further that for purposes of this limitation, the term "issuer" shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation.

     2.   Borrow money, except as permitted by the 1940 Act.

     3. Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction 2. above.

     4. Make loans of money or property to any person, except for obtaining interests in Senior Loans in accordance with its investment objective, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements.

     5. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in certain cases when disposing of its portfolio investments or acting as an agent or one of a group of co-agents in originating senior loans.

     6. Purchase or sell real estate, commodities or commodities contracts except pursuant to the exercise by the Fund of its rights under loan agreements, except to the extent the interests in senior loans the Fund may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.

     In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

     1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 10% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer. For purposes of this restriction, the term issuer includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.

     2. Sell any security "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except to the extent that the hedging transactions in which the Fund may engage would be deemed to be any of the foregoing transactions.

     3. Invest in securities of other investment companies, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
          (ii) the rules and regulations promulgated by the Securities and exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. The Fund will rely on representations of borrowers in loan agreements in determining whether such borrowers are investment companies.

     4. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute such control or participation.

     For purposes of non-fundamental investment restriction number 1, the Fund will consider all relevant factors in determining whether to treat the Lender selling a Participation and any persons interpositioned between such Lender and the Fund as an issuer, including: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund's custodian); the credit quality of such Lender or interpositioned person; general economic conditions applicable to such Lender or interpositioned person; and other factors relating to the degree of credit risk, if any, of such Lender or interpositioned person incurred by the Fund.

     The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the annual portfolio turnover rate of the Fund will not be in excess of 100%. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders.

     The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

     The foregoing fundamental investment policies, together with the investment objective of the Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

     The Fund is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself were unable to meet its obligations. The Fund believes the likelihood of these circumstances is remote.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

Originating Senior Loans

     Senior Loans are typically arranged through private negotiations between a borrower ("Borrower") and several lenders ("Lenders") represented in each case by one or more such Lenders acting as agent of the several Lenders (the "Agent"). On behalf of the several Lenders, the Agent, which is frequently the entity that originates the Senior Loan and invites the other parties to join the lending syndicate, will be primarily responsible for negotiating the Senior Loan agreements that establish the relative terms, conditions and rights of the Borrower and the several Lenders (the "Loan Agreements"). The co-agents, on the other hand, are not responsible for administration of a Senior Loan, but are part of the initial group of Lenders that commit to providing funding for a Senior Loan. In large transactions, it is common to have several Agents; however, one such Agent typically has primary responsibility for documentation and administration of the Senior Loan. The Fund will not act as sole Agent in a transaction. The Agent is required to administer and manage the Senior Loan and to service or monitor the collateral. The Agent is also responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of these payments to the credit of all Lenders which are parties to the Loan Agreement. The Agent is responsible for monitoring compliance by the Borrower with the restrictive covenants in the loan agreement and of notifying the Lenders of any adverse change in the Borrower's financial condition. In addition, the Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan.

     Lenders generally rely on the Agent to collect their portion of the payments on the Senior Loan and to use appropriate creditor remedies against the Borrower. Typically under Loan Agreements, the Agent is given broad discretion in enforcing the Loan Agreement. The Borrower compensates the Agent for these services. Such compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The precise duties and rights of an Agent are defined in the Loan Agreement.

     When the Fund is an Agent, it has, as a party to the Loan Agreement, a direct contractual relationship with the Borrower and, prior to allocating portions of the Senior Loan to Lenders, if any, assumes all risks associated with the Senior Loan. The Agent may enforce compliance by the Borrower with the terms of the Loan Agreement. Agents also have voting and consent rights under the applicable Loan Agreement. Action subject to Agent vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan, which percentage varies depending on the relevant Loan Agreement. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing all or substantially all of the collateral therefor, frequently require the unanimous or consent of all Lenders affected.

     Pursuant to the terms of a Loan Agreement, the Fund as Agent typically has sole responsibility for servicing and administering a loan on behalf of the other Lenders. Each Lender in a Senior Loan is generally responsible for performing its own credit analysis and its own investigation of the financial condition of the Borrower. Generally, Loan Agreements will hold the Fund liable for any action taken or omitted that amounts to gross negligence or willful misconduct. In the event of a Borrower's default on a loan, the Loan Agreements generally provide that the Lenders do not have recourse against the Fund for its activities as Agent. Instead, Lenders will be required to look to the Borrower for recourse.

     Acting in the capacity of an Agent in a Senior Loan may subject the Fund to certain risks in addition to those associated with the Fund's role as a Lender. An Agent is charged with the above described duties and responsibilities to Lenders and Borrowers subject to the terms of the Loan Agreement. Failure to adequately discharge such responsibilities in accordance with the standard of care set forth in the Loan Agreement may expose the Fund to liability for breach of contract. If a relationship of trust is found between the Agent and the Lenders, the Agent will be held to a higher standard of conduct in administering the loan. In consideration of such risks, the Fund will invest no more than 20% of its total assets in Senior Loans in which it acts as an Agent or co-agent and the size of any individual loan will not exceed 5% of the Fund's total assets.

Lending Fees

     In the process of buying, selling and holding Senior Loans the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Trust may include covenant waiver fees and covenant modification fees.

Borrower Covenants

     A Borrower must comply with various restrictive covenants contained in a Loan Agreement. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Senior Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder of a Senior Loan to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans

     In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the Borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other lenders pursuant to the applicable Loan Agreement.

     A financial institution's appointment as Agent may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants similar risks may arise.

Prepayments

     Senior Loans may require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow or asset sales. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund's performance because the Fund should be able to reinvest prepayments in other Senior Loans that have similar or identical yields and because receipt of such fees may mitigate any adverse impact on the Fund's yield.

Other Information Regarding Senior Loans

     From time to time, the Adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell Senior Loans to or acquire them from the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Fund.

     The Fund may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in Senior Loans of Borrowers who have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

     To the extent that collateral consists of the stock of the Borrower's subsidiaries or other affiliates, the Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Loans guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans. During any such period in which the Senior Loan is temporarily unsecured, such Senior Loans will not be treated as secured Senior Loans for purposes of the Fund's policy of investing in normal circumstances at least 80% of its total assets in secured Senior Loans.

     If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund's security interest in the loan collateral or subordinate the Fund's rights under the Senior Loan to the interests of the Borrower's unsecured creditors. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in loan collateral. If the Fund's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the Loan.

Interest Rate and Other Hedging Transactions

     The Fund may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. The Fund may also engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. The Fund does not intend to engage in such transactions to enhance the yield on its portfolio or to increase income available for distributions. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Fund will incur brokerage and other costs in connection with its hedging transactions.

     The Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan in its portfolio with an interest rate redetermination period of one year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Fund would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

     The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund. The Fund will not sell interest rate caps or floors that it does not own.

     In circumstances in which the Adviser anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

     The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Adviser's ability to predict correctly the direction and extent of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

     Because these hedging transactions are entered into for good-faith risk management purposes, the Adviser and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

     The Fund may also engage in credit derivative transactions. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives; swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. Credit derivative transaction exposure will be limited to 10% of the total assets of the Fund.

     New financial products continue to be developed and the Fund may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

                            MANAGEMENT OF THE FUND

Trustees and Officers

     The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at six, one of whom is an "interested" person (as the term "interested" persons is defined in the 1940 Act) and five of whom are not "interested" persons. None of the trustees who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Fund indicated by an asterisk.

                                             Positions and
                                             -------------
                               Date of      Offices with the          Principal Occupations During Past Five
                               -------      ----------------          --------------------------------------
     Name and Address           Birth            Fund                               Years
     ----------------           -----            ----                               -----
Timothy R. Schwertfeger*       3/28/49     Chairman, President      Chairman since July 1, 1996 of The John
333 West Wacker Drive                         and Trustee           Nuveen Company, John Nuveen & Co.
Chicago, IL  60606                                                  Incorporated, Nuveen Advisory Corp. and
                                                                    Nuveen Institutional Advisory Corp.;
                                                                    prior thereto, Executive Vice President
                                                                    and Director of The John Nuveen
                                                                    Company, John Nuveen & Co.
                                                                    Incorporated, Nuveen Advisory Corp. and
                                                                    Nuveen Institutional Advisory Corp.;
                                                                    Chairman and Director (since January
                                                                    1997) of Nuveen Asset Management, Inc.;
                                                                    Director (since 1996) of Institutional
                                                                    Capital Corporation; Chairman and
                                                                    Director of Rittenhouse Financial
                                                                    Services Inc. (since 1999); Chairman
                                                                    and Director of the Adviser (since
                                                                    1999).

James E. Bacon                 2/27/31          Trustee             Business consultant; Director of Lone
114 W. 4th St.                                                      Star Industries, Inc. (cement); retired.
New York, NY  10036

Jack B. Evans                 10/22/48          Trustee             President, The Hall-Perrine Foundation,
115 Third Street, S.E.                                              a private philanthropic corporation
Cedar Rapids, IA  52401                                             (since 1996); formerly President and
                                                                    Chief Operating Officer, SCI Financial
                                                                    Group, Inc., a regional financial
                                                                    services firm.

                                             Positions and
                                             -------------
                               Date of      Offices with the          Principal Occupations During Past Five
                               -------      ----------------          --------------------------------------
     Name and Address           Birth            Fund                               Years
     ----------------           -----            ----                               -----
William L. Kissick             7/29/32         Trustee              Professor, School of Medicine and the
University of                                                       Wharton School of Management and
Pennsylvania                                                        Chairman, Leonard Davis Institute of
224 NEB/2L                                                          Health Economics, University of
Philadelphia, PA  19104                                             Pennsylvania.

Thomas E. Leafstrand          11/11/31         Trustee              Retired, previously Vice President in
412 W. Franklin                                                     charge of Municipal Underwriting and
Wheaton, IL  60187                                                  Dealer Sales at The Northern Trust
                                                                    Company.

Sheila W. Wellington           2/24/32         Trustee              President (since 1993) of Catalyst (a
250 Park Avenue                                                     not-for-profit organization focusing on
New York, NY  10003                                                 women's leadership development in
                                                                    business and the professions).

Alan G. Berkshire             12/28/60      Vice President and      Senior Vice President (since May 1999,
333 West Wacker Drive                       Assistant Secretary     formerly Vice President) and General
Chicago, IL  60606                                                  Counsel (since September 1997) and Secretary
                                                                    (since May 1998) of John Nuveen & Co.
                                                                    Incorporated and The John Nuveen Company;
                                                                    Vice President (since Sept. 1997) and Assistant
                                                                    Secretary (since July 1999) of Nuveen Advisory
                                                                    Corp. and Nuveen Institutional Advisory Corp.,
                                                                    prior thereto, Partner in the law
                                                                    firm of Kirkland & Ellis.

Peter H. D'Arrigo             11/28/67      Vice President and      Vice President of John Nuveen & Co.
333 West Wacker Drive                            Treasurer          Incorporated (January 1999); Vice
Chicago, IL  60606                                                  President and Treasurer of the Adviser
                                                                    (September 1999); prior thereto,
                                                                    Assistant Vice President (January
                                                                    1997); formerly, Associate of John
                                                                    Nuveen & Co. Incorporated; Chartered
                                                                    Financial Analyst.

                                             Positions and
                                             -------------
                               Date of      Offices with the          Principal Occupations During Past Five
                               -------      ----------------          --------------------------------------
     Name and Address           Birth            Fund                               Years
     ----------------           -----            ----                               -----
Lorna C. Ferguson             10/24/45       Vice President         Vice President of John Nuveen & Co.
333 West Wacker Drive                                               Incorporated; Vice President (since
Chicago, IL  60606                                                  January 1998) of Nuveen Advisory Corp.
                                                                    and Nuveen Institutional Advisory Corp.

Stephen D. Foy                 5/31/54      Vice President and      Vice President of John Nuveen & Co.
333 West Wacker Drive                           Controller          Incorporated; Certified Public
Chicago, IL   60606                                                 Accountant.

Jeffrey W. Maillet             9/30/56       Vice President         Executive Managing Director of the Adviser (since
333 West Wacker Drive                                               September 1999); prior thereto, Senior
Chicago, IL   60606                                                 Vice President of Van Kampen Investment
                                                                    Advisory Corp. (since 1989); prior to 1989, assistant
                                                                    portfolio manager and credit officer for The Pilgrim Group.

                                             Positions and
                                             -------------
                               Date of      Offices with the          Principal Occupations During Past Five
                               -------      ----------------          --------------------------------------
     Name and Address           Birth            Fund                               Years
     ----------------           -----            ----                               -----
Larry W. Martin                7/27/51      Vice President and      Vice President, Assistant Secretary and
333 West Wacker Drive                       Assistant Secretary     Assistant General Counsel of John
Chicago, IL   60606                                                 Nuveen & Co. Incorporated; Vice
                                                                    President and Assistant Secretary of
                                                                    Nuveen Advisory Corp. and Nuveen
                                                                    Institutional Advisory Corp.; Vice
                                                                    President and Assistant Secretary
                                                                    (since January 1997) of Nuveen Asset
                                                                    Management, Inc.; Assistant Secretary
                                                                    of The John Nuveen Company; Vice
                                                                    President and Assistant Secretary of
                                                                    the Adviser (since September 1999).

Stuart W. Rogers                5/1/56       Vice President         Vice President of John Nuveen & Co.
333 West Wacker Drive                                               Incorporated.
Chicago, IL   60606

                                             Positions and
                                             -------------
                               Date of      Offices with the          Principal Occupations During Past Five
                               -------      ----------------          --------------------------------------
     Name and Address           Birth            Fund                               Years
     ----------------           -----            ----                               -----
Gifford R. Zimmerman            9/9/56       Vice President and     Vice President, Assistant Secretary and
333 West Wacker Drive                             Secretary         Associate General Counsel of John
Chicago, IL   60606                                                 Nuveen & Co. Incorporated; Vice
                                                                    President (since May 1993) and
                                                                    Secretary (since July 1999) of Nuveen
                                                                    Advisory Corp. and Nuveen Institutional
                                                                    Advisory Corp.; Assistant Secretary,
                                                                    The John Nuveen Company (since May
                                                                    1994); Chartered Financial Analyst.

     Jeffrey W. Maillet will act as portfolio manager of the Fund. Mr. Maillet has more than 18 years of experience in Senior Loan fund management and has managed the purchase of more than 2,000 senior secured bank issues totaling in excess of $28 billion.

     Thomas E. Leafstrand and Timothy R. Schwertfeger serve as members of the Executive Committee of the Board of Trustees of the Fund. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. Mr. Schwertfeger is also a director or trustee, as the case may be, of 102 Nuveen open-end and closed-end funds advised by Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.

     The other trustees of the Fund are directors or trustees, as the case may be, of 6 Nuveen open-end funds and 6 Nuveen closed-end funds advised by Nuveen Institutional Advisory Corp.

     The Common Shareholders will elect trustees at the next annual meeting of Common Shareholders, unless any Preferred Shares are outstanding at that time, in which event holders of Preferred Shares, voting as a separate class, will elect two trustees and the remaining trustees shall be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. Holders of Preferred Shares will be entitled to elect a majority of the Fund's trustees under certain circumstances.

     The following table sets forth estimated compensation to be paid by the Fund projected through the end of the Fund's first full fiscal year. The Fund has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund.

                                                        Estimated Total
                             Estimated Aggregate        Compensation From Fund
Name of Trustee              Compensation From Fund*    and Fund Complex**
---------------              -----------------------    ------------------

James E. Bacon                      $13,528                  $45,434(1)

Jack B. Evans                       $13,528                  $45,704(2)

William L. Kissick                  $14,327                  $45,485(3)

Thomas E. Leafstrand                $13,528                  $50,159(4)

Sheila W. Wellington                $13,528                  $45,379(5)


     * Based on the estimated compensation to be earned by the independent trustees for the period from inception to the fiscal year ending July 31, 2000 for services to the Fund.

     **Based on the estimated total compensation paid (including both deferred compensation and compensation received in cash) to the trustees for the one year period ending December 31, 1999 for services to the open-end and closed-end funds advised by the Adviser.

     (1) Includes $20,235 in estimated deferred compensation, including assumed market appreciation/depreciation for each Trustee's actual investments.
     (2) Includes $22,690 in estimated deferred compensation, including assumed market appreciation/depreciation for each Trustee's actual investments.
     (3) Includes $18,243 in estimated deferred compensation, including assumed market appreciation/depreciation for each Trustee's actual investments.
     (4) Includes $24,762 in estimated deferred compensation, including assumed market appreciation/depreciation for each Trustee's actual investments.
     (5) Includes $45,379 in estimated deferred compensation, including assumed market appreciation/depreciation for each Trustee's actual investments.

     The Fund has no employees. Its officers are compensated by the Adviser or Nuveen.

                               INVESTMENT ADVISER

     The Adviser acts as investment adviser to the Fund, with responsibility for the overall management of the Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. The Adviser is also responsible for managing the Fund's business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by the Adviser, see "Management of the Fund" in the Prospectus.

     The Adviser is a newly-formed, wholly-owned subsidiary of The John Nuveen Company and is an affiliated entity of Nuveen, which is also a co-managing underwriter of the Fund's Common Shares. Nuveen is sponsor of the Nuveen Defined Portfolios, registered unit investment trusts, is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen brings over a century of expertise to the municipal bond market. Overall, Nuveen and its affiliates manage or oversee more than $70 billion in assets in a variety of products. Nuveen currently sponsors 59 funds traded on the New York or American Stock Exchange, with more than $27 billion in assets. Nuveen, like the Adviser, is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is a publicly-traded company located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

     Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay for the services and facilities provided by the Adviser an annual management fee, payable on a monthly basis, according to the following schedule:

          Average Daily Managed Assets*            Management Fee
          -----------------------------            --------------
          Less than $1 billion....................   .8500 of 1%
          $1 billion to $2 billion................   .8375 of 1%
          $2 billion to $5 billion................   .8250 of 1%
          $5 billion to $10 billion...............   .8000 of 1%
          $10 billion and over....................   .7750 of 1%

*For purposes of calculation of the management fee, the Fund's "managed assets" shall mean the average daily gross asset value of the Fund, minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares).

     All fees and expenses are accrued daily and deducted before payment of dividends to investors. The investment management agreement has been approved by a majority of the disinterested trustees of the Fund and the sole shareholder of the Fund.

     For the first ten years of the Fund's operation, the Adviser has agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                                        Percentage                                   Percentage
                                     Reimbursed (as a                             Reimbursed(as a
            Year Ending           percentage of Managed       Year Ending          percentage of
             Oct. 31,                    Assets)                Oct. 31,          Managed Assets)
          --------------          ---------------------     ---------------      -----------------
              1999*                       .45%                   2005                  .35%
              2000                        .45%                   2006                  .25%
              2001                        .45%                   2007                  .15%
              2002                        .45%                   2008                  .10%
              2003                        .45%                   2009                  .05%
              2004                        .45%

________________________________________________________________________________
*From the commencement of operations.

     Reducing Fund expenses in this manner will tend to increase the amount of income available for the Common Shareholders during the period of reimbursement. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond October 31, 2009.

                             PORTFOLIO TRANSACTIONS

     The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

     With respect to interests in Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Adviser will negotiate on behalf of the Fund, although a more developed market may exist for certain Senior Loans. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the Lender selling Participations or Assignments to the Fund. The Adviser will determine the Lenders from whom the Fund will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. Although the Fund intends generally to hold interests in Senior Loans until maturity or prepayment of the Senior Loan, the illiquidity of many Senior Loans may restrict the ability of the Adviser to locate in a timely manner persons willing to purchase the Fund's interests in Senior Loans at a fair price should the Fund desire to sell such interests. See "Risks" in the Prospectus.

     The Fund expects that substantially all other portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of the Adviser to seek the best execution under the circumstances of each trade. The Adviser evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be the Adviser's practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to the Adviser. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to the Adviser's own research efforts, the receipt of research information is not expected to reduce significantly the Adviser's expenses. While the Adviser will be primarily responsible for the placement of the business of the Fund, the policies and practices of the Adviser in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

     The Adviser may manage other investment accounts and investment companies for other clients which have investment objectives similar to those of the Fund. Subject to applicable laws and regulations, the Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from the Adviser's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                NET ASSET VALUE

     The Fund's net asset value per share is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value per Common Share is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued but not yet collected, less liabilities (including Leverage Instruments), and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

     The Senior Loans in which the Fund will invest generally are not listed on any securities exchange. Certain Senior Loans are traded by institutional investors in an over-the-counter secondary market for Senior Loan obligations that has developed over the past several years. This secondary market for those Senior Loans generally is comparatively illiquid relative to markets for other income securities and no active trading market exists for many Senior Loans. In determining net asset value, the Fund will utilize the valuations of Senior Loans furnished to the Adviser by an independent third-party pricing service approved by the Board of Trustees. The Board of Trustees has reviewed the various alternatives for pricing the Fund's portfolio of Senior Loans and has determined that the use of a pricing service is a reasonable, fair and appropriate method of valuing Senior Loans. The Adviser has not yet entered into an agreement, but has entered into negotiations with potential pricing services that the Adviser expects will result in an agreement to provide pricing services for the Fund. The Agreement is expected to be terminable by either party and to provide that the pricing service assumes no fiduciary responsibility to the Fund or to any investor in the Fund, and that the pricing service will have no liability under the Agreement to any third party, including any investor in the Fund. The Agreement is expected to provide that the pricing service will be indemnified by the Adviser unless the pricing service has acted with willful misconduct. The pricing service will be explicitly permitted to act as principal for its own account in connection with the purchase and sale (from or to the Fund or otherwise) of any Senior Loan at any price simultaneously while it provides pricing services to the Fund. Furthermore, the pricing service is not expected to have any obligation to provide a valuation for a Senior Loan if it believes that it cannot determine such a valuation and, accordingly, the pricing service may not provide valuations for all the Senior Loans in the Fund's portfolio. There can be no assurance that the negotiations will result in an agreement for pricing services, or that any pricing service engaged will continue to provide those services. However, the Adviser believes that, if the current negotiations do not result in an agreement, or if a pricing service declines to continue to act, one or more alternative independent third-party pricing services will be available to provide comparable services on similar terms. During any period in which no pricing service is acting, the Adviser will value the Fund's Senior Loans as described below.

     Pricing services typically will value Senior Loans at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations will be readily available. Senior Loans for which current quotations will not be readily available are valued at a fair value as determined by the pricing service using a wide range of market data and other information and analysis, including credit considerations considered relevant by such pricing services to determine valuations. The procedures of any pricing service and its valuations will be reviewed by the officers of the Adviser under the general supervision of the Board of Trustees. If the Adviser believes that a value provided by a pricing service does not represent a fair value as a result of information, specific to that Senior Loan or Borrower or its affiliates, which the Adviser believes that the pricing agent may not be aware, the Adviser may in its discretion value the Senior Loan and the Fund will utilize that price instead of the price as determined by the pricing service. If the pricing service does not provide a value for a Senior Loan, a value will be determined by the Adviser. In addition to such information, if any, the Adviser will consider, among other factors, (i) the creditworthiness of the Borrower and (ii) the current interest rate, the period until next interest rate reset and maturity of such Senior Loan interests in determining a fair value of a Senior Loan. If the pricing service does not provide a value for a Senior Loan or if no service is then acting, a value will be determined by the Adviser in the manner described above.

    It is expected that the Fund's net asset value will fluctuate as a function of interest rate and credit factors. Because of the short-term nature of such instruments, however, the Fund's net asset value is expected to fluctuate less in response to changes in interest rates than the net asset values of investment companies with portfolios consisting primarily of longer term fixed-income securities.

     Because a secondary trading market in Senior Loans has not yet fully developed, the pricing service or the Adviser may not rely solely on but may consider, to the extent they believe such information to be reliable, prices or quotations provided by banks, dealers or other pricing services with respect to secondary market transactions in Senior Loans. To the extent that an active secondary trading market in Senior Loan interests develops to a reliable degree, the pricing service or the Adviser may rely to an increasing extent on such market prices and quotations in reviewing the valuations of the Senior Loan interests in the Fund's portfolio. To the extent a trading market continues to develop, certain participants in the market may have objectives other than current income and may pursue short-term trading strategies, which may result in erratic movements in the market prices for Senior Loans as a result of movements in short-term interest rates or otherwise. Although the Fund's policy of acquiring interests in floating rate Senior Loans is intended to minimize fluctuations in net asset value resulting from changes in market interest rates, the Fund's net asset value will fluctuate. In light of the senior nature of Senior Loan interests that may be included in the Fund's portfolio and taking into account the Fund's access to non-public information with respect to Borrowers relating to such Senior Loan interests, the Adviser does not currently believe that consideration on a systematic basis of ratings provided by any nationally recognized statistical rating organization or price fluctuations with respect to long- or short-term debt of such Borrowers subordinate to the Senior Loans of such Borrowers is necessary in order to review the value of such Senior Loan interests. Accordingly, the Adviser generally will not systematically consider (but may consider in certain instances) and, in any event, will not rely solely upon such ratings or price fluctuations in determining or reviewing valuations of Senior Loan interests in the Fund's portfolio.

     Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation.

     Short-term obligations which mature in 60 days or less will be valued at amortized cost, if their original term to maturity when acquired by the Fund was 60 days or less, or will be valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets will be valued at a fair value as determined in good faith by or on behalf of the trustees.

                                  TAX MATTERS

Federal Income Tax Matters

     The following discussion of federal income tax matters is based upon the advice of Bell, Boyd & Lloyd, special counsel to the Fund.

     The Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to Common Shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or business.

     As a regulated investment company, the Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any capital gain, it may designate the retained amount as undistributed capital gains in a notice to its Common Shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a Common Shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the Common Shareholder's gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute at least annually to its Common Shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     Distributions by the Fund of net investment income and net short-term capital gains realized by the Fund, if any, will be taxable to Common Shareholders as ordinary income whether received in cash or additional shares. Any net long-term capital gains realized by the Fund and distributed to Common Shareholders in cash or additional shares will be taxable to Common Shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund. Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the Common Shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

     The Internal Revenue Service has taken the position in a revenue ruling that if a regulated investment company has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income based on the total distributions paid to each class for such year, including distributions of capital gain dividends. Consequently if both Common Shares and Preferred Shares are outstanding, the Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Thus, capital gain dividends will be allocated between the holders of Common Shares and the holders of Preferred Shares in proportion to the total distributions made to each class during the taxable year, or otherwise as required by applicable law.

     If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Common Shareholders.

     Prior to purchasing shares in the Fund, an investor should carefully consider the impact of dividends or distributions which are expected to be or have been declared, but not paid. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Common Shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the Common Shareholders) on December 31.

     The sale of Common Shares normally will result in capital gain or loss to the Common Shareholders. Generally, a Common Shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) with respect to securities will be taxed at a maximum rate of 20%, while short-term capital gains and other ordinary income will be taxed at a maximum rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

     All or a portion of a sales charge paid in purchasing Common Shares cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent Common Shares or shares of another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the Common Shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the sale of Common Shares if the Common Shareholder purchases other shares of the Fund (whether through reinvestment of distributions or otherwise) or the Common Shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and any excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

     If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its Common Shareholders would be taxable to Common Shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits.

     The Fund is required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the

Fund their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding.

     The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its Common Shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Common Shareholders are advised to consult their own tax Advisers for more detailed information concerning the federal taxation of the Fund and the income tax consequences to its Common Shareholders.

                PERFORMANCE RELATED AND COMPARATIVE INFORMATION

     The Fund may quote yield figures from time to time. The "Yield" of the Fund is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The Yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

The Yield formula is as follows:  YIELD = 2[((a-b/cd) +1)/6/ -1].

      Where:  a  =  dividends and interest earned during the period. (For this purpose, the Fund will recalculate the yield to maturity based on market value of each portfolio security on each business day on which net asset value is calculated.)
              b  =  expenses accrued for the period (net of reimbursements).
              c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends.

              d  =  the ending net asset value per share of the Fund for the period.

     The Fund may quote total return figures from time to time. A "Total Return" on a per share basis is the amount of dividends received per share plus or minus the change in the net asset value per share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.

Average Annual Total Return is computed as follows: ERV = P(1+T)/n/

     Where:    P    =  a hypothetical initial payment of $1,000
               T    =  average annual total return
               n    =  number of years
               ERV  =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the period (or fractional portion thereof).

     The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar, Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

     Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

     The Adviser believes that the Fund has the potential to provide Common Shareholders diversification within their portfolios by using an investment which has relatively low correlations with equity and longer-term fixed-income investments.

     Senior Loans in which the Fund will invest generally pay interest at rates which are redetermined periodically by reference to a base lending rate, plus a premium. These base lending rates generally are the prime rate offered by one or more major United States banks (the "Prime Rate"), the London Inter-bank Offered Rate ("LIBOR"), the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. The following table is intended to provide investors with a comparison of short-term money market rates, a representative base commercial lending rate, and a representative indicator of the premium over such base lending rate for Senior Loans. The representative indicator shown below is derived from the DLJ Leveraged Loan Index, which was designed in January 1992 to mirror the investible universe of the market for Senior Loans. The DLJ Leveraged Loan Index includes approximately $60 billion of Senior Loans as of December 31, 1998 and new Senior Loan issues are added when they meet certain criteria. The DLJ Leveraged Loan Index is an unmanaged index and, although the Adviser believes that the spreads over LIBOR reported in connection with the determination of the Index (which are an average of the contractual spreads set forth in the loan agreements relating to the Senior Loans included in the Index) are representative of the historical average spreads in the overalll market for Senior Loans, the Fund will have no direct investment in, nor will its performance be indicative of, this Index. The following comparison should not be considered a representation of future money market rates, spreads of Senior Loans over base reference rates nor what an investment in the Fund may earn or what an investor's yield or total return may be in the future.

     The following table is intended to provide investors with a comparison of short-term money market rates. This comparison should not be considered a representation of future money market rates, nor what an investment in the Fund may earn or what an investor's yield or total return may be in the future.

                                                                      Comparison of Prime Rate,
                                                                       Treasury Bill Rate and
                                                           London Inter-Bank Offered Rate and Senior Loans
                                                                 (As of 12/31 of each Calendar Year)
                                            -----------------------------------------------------------------------------
                                              1992     1993     1994     1995     1996     1997     1998   June 30, 1999
                                            ------   ------   ------   ------   ------   ------   ------   -------------
Prime Rate/1/............................     6.25%    6.00%    8.50%    8.83%    8.50%    8.50%    7.75%           7.75%
3 Month Treasury Bill Rate/2/............   3.2200%  3.0600%   5.600%  5.1400%  4.9100%  5.1790%  4.8742%         4.9600%
3 Month LIBOR/3/.........................   3.4375%  3.3750%  6.5000%  5.6250%  5.5625%  5.8125%  5.0600%         5.3700%
Average Senior Loan Spreads
  Plus 3 Month LIBOR/4/................     5.9275%  5.8450%  8.8500%  7.9450%  8.0325%  8.2125%  7.4200%         7.8100%
-------------------------------------------------------------------------------------------------------------------------

_____________________________
1 The Prime Rate quoted by a major U.S. bank is the base rate on corporate loans at large U.S. money center commercial banks. Source: Federal Reserve Bulletin.

2    The 3 Month Treasury Bill Rate.  Source:  Bloomberg.

3 The 3 Month London Inter-Bank Offered Rate represents the rate at which most creditworthy international banks dealing in Eurodollars charge each other for large loans. Source: Bloomberg.

4 Derived from reported average Senior Loan spreads in the DLJ Leveraged Loan Index. The data do not reflect fluctuations in the principal value of Senior Loans included in the Index. Source: Donaldson, Lufkin & Jenrette.

                              Comparison of Yield

     The following chart compares the yield of the average Senior Loan Spread plus three-month LIBOR/1/ to the three-month LIBOR and the three-month Treasury Bill Rate.

Date         Three Month     Three Month           Average Senior Loan
             LIBOR           Treasury Bill Rate    Spread Plus Three Month LIBOR
01/31/92           4.19%           3.92%              2.18%
02/28/92           4.25%           4.02%              2.18%
03/31/92           4.31%           4.13%              2.18%
04/30/92           4.06%           3.71%              2.18%
05/29/92           4.06%           3.72%              2.19%
06/30/92           3.94%           3.60%              2.24%
07/31/92           3.44%           3.17%              2.27%
08/31/92           3.50%           3.13%              2.29%
09/30/92           3.13%           2.65%              2.28%
10/30/92           3.56%           2.84%              2.31%

11/30/92          4.00%     3.19%       2.49%
12/31/92          3.44%     3.13%       2.49%
01/29/93          3.31%     2.95%       2.49%
02/26/93          3.19%     2.98%       2.48%
03/31/93          3.25%     2.94%       2.48%
04/30/93          3.19%     2.94%       2.49%
05/31/93          3.38%     3.11%       2.48%
06/30/93          3.31%     3.08%       2.49%
07/30/93          3.31%     3.09%       2.48%
08/31/93          3.25%     3.05%       2.47%
09/30/93          3.38%     2.96%       2.47%
10/29/93          3.44%     3.11%       2.45%
11/30/93          3.50%     3.21%       2.47%
12/31/93          3.38%     3.06%       2.47%
01/31/94          3.25%     3.02%       2.47%
02/28/94          3.75%     3.42%       2.46%
03/31/94          3.94%     3.55%       2.46%
04/29/94          4.31%     3.97%       2.46%
05/31/94          4.63%     4.26%       2.47%
06/30/94          4.88%     4.22%       2.48%
07/29/94          4.88%     4.35%       2.34%
08/31/94          5.00%     4.64%       2.30%
09/30/94          5.50%     4.86%       2.30%
10/31/94          5.63%     5.27%       2.33%
11/30/94          6.19%     5.83%       2.27%
12/30/94          6.50%     5.87%       2.35%
01/31/95          6.31%     6.17%       2.34%
02/28/95          6.25%     6.09%       2.28%
03/31/95          6.25%     6.18%       2.34%
04/28/95          6.19%     6.01%       2.34%
05/31/95          6.06%     5.91%       2.33%
06/30/95          6.06%     5.64%       2.36%
07/31/95          5.88%     5.62%       2.27%
08/31/95          5.88%     5.50%       2.32%
09/29/95          5.95%     5.48%       2.32%
10/31/95          5.94%     5.62%       2.30%
11/30/95          5.88%     5.41%       2.32%
12/29/95          5.63%     5.23%       2.32%
01/31/96          5.38%     5.06%       2.33%
02/29/96          5.30%     5.05%       2.34%
03/29/96          5.47%     5.28%       2.43%
04/30/96          5.48%     5.25%       2.40%
05/31/96          5.50%     5.24%       2.34%
06/28/96          5.58%     5.23%       2.37%
07/31/96          5.68%     5.41%       2.39%
08/30/96          5.56%     5.38%       2.27%
09/30/96          5.63%     5.17%       2.40%
10/31/96          5.50%     5.19%       2.47%
11/29/96          5.50%     5.21%       2.48%

12/31/96       5.56%       5.31%         2.47%
01/31/97       5.56%       5.30%         2.43%
02/28/97       5.54%       5.34%         2.44%
03/31/97       5.77%       5.57%         2.27%
04/30/97       5.82%       5.43%         2.35%
05/30/97       5.81%       5.27%         2.32%
06/30/97       5.78%       5.35%         2.26%
07/31/97       5.71%       5.38%         2.32%
08/29/97       5.72%       5.53%         2.33%
09/30/97       5.77%       5.44%         2.33%
10/31/97       5.75%       5.32%         2.38%
11/28/97       5.90%       5.37%         2.39%
12/31/97       5.81%       5.43%         2.40%
01/30/98       5.63%       5.26%         2.40%
02/27/98       5.68%       5.33%         2.40%
03/31/98       5.71%       5.28%         2.36%
04/30/98       5.72%       5.11%         2.35%
05/29/98       5.69%       5.27%         2.35%
06/30/98       5.69%       5.32%         2.37%
07/31/98       5.69%       5.30%         2.37%
08/31/98       5.63%       5.04%         2.32%
09/30/98       5.31%       4.63%         2.34%
10/30/98       5.22%       4.57%         2.20%
11/30/98       5.28%       4.53%         2.34%
12/31/98       5.07%       4.47%         2.36%
01/29/99       4.97%       4.49%         2.36%
02/26/99       5.03%       4.75%         2.35%
03/31/99       5.00%       4.67%         2.40%
04/30/99       4.99%       4.65%         2.40%
05/31/99       5.07%       4.72%         2.43%
06/30/99       5.37%       4.96%         2.44%
07/30/99       5.34%       4.89%         2.47%

_________________________

/1/ Source: Donaldson, Lufkin & Jenrette; Bloomberg. Senior loans are represented by adding the reported spreads of the senior loans in the DLJ Leveraged Loan Index over three-month LIBOR. The DLJ Leveraged Loan Index was designed in 1992 to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Index includes $60 billion of tradable loans. New issues were added to the Index when they met certain criteria. It is not possible to invest in an index. This comparison should not be considered an expression of future market interest rates, spreads of senior loans over base reference rates, nor an indication of what an investment in the Fund may earn or what an investor's yield or total return might be in the future. It is not possible to invest directly in LIBOR. Treasury bills carry a U.S. government guarantee promising the timely payment of the principal and interest. Senior loans typically are below investment-grade quality, but have certain investor protections described elsewhere in this Statement of Additional Information and in the Prospectus.

                            The Senior Loan Market

     The following charts show the increase in volume in the new issue and secondary market for Senior Loans and the volume of the leveraged loan market. Individual investors currently represent a small percentage of this market, holding approximately $28.5 billion in Senior Loan funds as of June 30, 1999.

Senior Loan New Issue Volume
(in billions)

     Year         Dollar
                  Volume
     1987          $ 66
     1988          $163
     1989          $187
     1990          $ 58
     1991          $ 21
     1992          $ 40
     1993          $ 28
     1994          $ 81
     1995          $101
     1996          $135
     1997          $194
     1998          $273

______________

Source:  Donaldson, Lufkin & Jenrette; Loan Pricing Corporation

Senior Loan Secondary Market Volume
(in billions)

     Year          Dollar
                   Volume
     1991             $8
     1992            $11
     1993            $15
     1994            $25
     1995            $33.8
     1996            $41
     1997            $62
     1998            $67.3

______________
Source:  Loan Pricing Corporation, Securities Data Corporation

Leveraged Loan Market Volume
(in billions)

                             Dollar
As of March 31,              Volume
---------------              ------
     1989                     $317
     1990                     $315
     1991                     $192
     1992                     $221
     1993                     $150
     1994                     $176
     1995                     $224
     1996                     $284
     1997                     $318
     1998                     $552
     June 30, 1999            $602

                                    EXPERTS

     The Statement of Net Assets of the Fund as of October 14, 1999 appearing in this Statement of Additional Information has been audited by KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. KPMG LLP provides accounting and auditing services to the Fund.

                            ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to that Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                        REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholder
Nuveen Senior Income Fund:

We have audited the accompanying statement of net assets of Nuveen Senior Income Fund (the "Fund"), as of October 14, 1999. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of this financial statement provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of October 14, 1999, in conformity with generally accepted accounting principles.

                                                      KPMG LLP

Chicago, Illinois
October 14, 1999

                             FINANCIAL STATEMENTS

                           Nuveen Senior Income Fund
                           Statements of Net Assets
                               October 14, 1999


Assets:
  Cash.................................................   $    100,084
                                                          ------------
   Total assets........................................        100,084
                                                          ------------
Net assets.............................................   $    100,084
                                                          ============

Net Assets Represent:
Cumulative preferred shares, $25,000 liquidation
   value; unlimited number of shares authorized,
   no shares outstanding...............................   $          -
 Common shares, $.01 par value; unlimited number
   of shares authorized, 10,480 shares outstanding.....            105
 Paid-in surplus.......................................         99,979
                                                          ------------
                                                          $    100,084
                                                          ============

Net asset value per Common share outstanding ($100,084
   divided by 10,480 Common Shares outstanding)........   $       9.55
                                                          ============

The Fund was organized as a Massachusetts business trust on August 13, 1999, and has been inactive since that date except for matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 10,480 Common Shares to Nuveen Senior Loan Asset Management Inc., the Fund's investment adviser (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company. John Nuveen & Co. Incorporated, also a wholly owned subsidiary of The John Nuveen Company, has agreed to pay all organizational expenses (approximately $10,000) and all offering costs (other than the sales load) that exceed $.01 per common shares.

The Fund is authorized by its Declaration of trust to issue an unlimited number of preferred shares having a liquidation value of $25,000 per share in one or more classes or series, with dividend, liquidation preference and other rights as determined by the Fund's Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. Actual results may differ from those estimates.

                                  APPENDIX A

Ratings of Investments

Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

Long Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

AAA Debt rated `AAA' has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.

AA Debt rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A Debt rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB Debt rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade Rating

Debt rated `BB', `B', `CCC', `CC' and `C' is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet its financial commitment on the obligation.

     The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB--' rating.

B Debt rated `B' is more vulnerable to nonpayment than obligations rated `BB' but currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet its financial commitment on the obligation.

     The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB--' rating.

CCC Debt rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitment on the obligation.

     The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B--' rating.

CC   Debt rated `CC' is currently highly vulnerable to nonpayment.

C The rating `C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied `CCC--' debt rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but payments on this obligation are being continued.

CI The rating `CI' is reserved for income bonds on which no interest is being paid.

D Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (--): The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter `L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is adequately collateralized. In the case of certificates of deposit the letter `L' indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Notes

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding the obligor's capacity to meet its financial commitment on the obligation is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 An obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than issues designated "A-1." However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 Issues carrying this designation have adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con(.) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to Caa in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Loans

MIG 1/VMIG 1   This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2   This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3   This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4   This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.      This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     --  Leading market positions in well-established industries.

     --  High rates of return on funds employed.

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Fitch IBCA, Inc.--A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, and D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%- 90%, and `D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    Default.  Denotes actual or imminent payment default.

Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'. `NR' indicates that Fitch IBCA does not rate the issuer or issue in question. `Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                          PART C - OTHER INFORMATION

Item 24: Financial Statements and Exhibits

      1.  Financial Statements:

     Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act are filed herewith.

      2.  Exhibits:

a. Declaration of Trust dated August 13, 1999. Filed as Exhibit a to Registrant's Registration Statement on Form N-2 (File No. 333-86619) and incorporated herein by reference.

b. By-Laws of Registrant. Filed as Exhibit b to Registrant's Registration Statement on Form N-2 (File No. 333-86619) and incorporated herein by reference.

c.    None.

d. Form of Share Certificate. Filed as Exhibit d to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-86619) and incorporated herein by reference.

e. Terms and Conditions of the Dividend Reinvestment Plan. Filed as Exhibit e to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-86619) and incorporated herein by reference.

f.    None.

g. Form of Investment Management Agreement between Registrant and Nuveen Senior Loan Asset Management Inc. Filed as Exhibit g to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2 (File No. 333-86619) and incorporated herein by reference.

h.1   Underwriting Agreement.

h.2 Form of PaineWebber Amended and Restated Master Selected Dealer Agreement. Filed as Exhibit h.2 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2 (File No. 333-86619) and incorporated herein by reference.

h.3 Form of Nuveen Master Selected Dealer Agreement. Filed as Exhibit h.3 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2 (File No. 333-86619) and incorporated herein by reference.

h.4 Form of Amended and Restated Master Agreement among Underwriters. Filed as Exhibit h.4 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2 (File No. 333-86619) and incorporated herein by reference.

i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees. Filed as Exhibit i to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-86619) and incorporated herein by reference.

j. Form of Exchange Traded Fund Custody Agreement between Registrant and Chase Bank of Texas.

k.1 Form of Shareholder Transfer Agency Agreement between Registrant and The Chase Manhattan Bank.

k.2 Form of Expense Reimbursement Agreement between Registrant and Nuveen Senior Loan Asset Management Inc. Filed as Exhibit k.2 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2 (File No. 333-86619) and incorporated herein by reference.

l.1 Opinion and consent of Bell, Boyd & Lloyd. Filed as Exhibit 1.1 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-86619) and incorporated herein by reference.

l.2 Opinion and consent of Bingham Dana LLP. Filed as Exhibit 1.2 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-86619) and incorporated herein by reference.

m.   None.

n.   Consent of KPMG LLP.

o.   None.

p. Subscription Agreement of Nuveen Senior Loan Asset Management Inc. dated October 12, 1999. Filed as Exhibit p to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-86619) and incorporated herein by reference.

q.   None.

r.   None.

s.1 Power of Attorney of Timothy R. Schwertfeger. Filed as Exhibit s to Registrant's Registration Statement on Form N-2 (File No. 333-86619) and incorporated herein by reference.

s.2 Powers of Attorney of Trustees (other than Timothy R. Schwertfeger). Filed as Exhibit s.2 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2 (File No. 333-86619) and incorporated herein by reference.
______________________
* To be filed by amendment.

Item 25: Marketing Arrangements

See Sections 1, 4(a)(xvi), 4(b)(viii), 5 and 9 of the Underwriting Agreement filed as Exhibit h.1 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement; Sections 2, 3(b), 3(c), 3(d) and 3(f) of the PaineWebber Amended and Restated Master Selected Dealer Agreement filed as Exhibit h.2 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement; Section 3 of the Nuveen Master Selected Dealer Agreement filed as Exhibit h.3 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement; and Sections 1, 4, 7, and 11 of the Amended and Restated Master Agreement filed as Exhibit
h.4 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement.

Item 26: Other Expenses of Issuance and Distribution

     Securities and Exchange Commission fees                    $ 16,680
     National Association of Securities Dealers, Inc. fees         6,500
     Printing and engraving expenses                             400,000
     Legal Fees                                                   68,000
     New York Stock Exchange listing fees                        417,100
     Accounting expenses                                           2,500
     Blue Sky filing fees and expenses                               --
     Transfer agent fees                                               *
     Miscellaneous expenses                                        6,000
                                                                --------
              Total                                                    *
                                                                ========

_________

     *To be completed by amendment.

Item 27: Persons Controlled by or under Common Control with Registrant

     Not applicable.

Item 28: Number of Holders of Securities

     At  October 14, 1999

                                                     Number of
                   Title of Class                  Record Holder
                   --------------                  -------------

       Common Shares, $.01 par value                      1


Item 29: Indemnification

     Section 4 of Article XII of the Registrant's Declaration of Trust provides as follows:


     Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

     No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

          (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

          (ii) by written opinion of independent legal counsel.

     The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

     Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

     (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

     (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

     As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she had reasonable cause to believe this conduct was unlawful).

     Section 8 of the Underwriting Agreement filed as Exhibit h.1 to this Registration Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Item 30: Business and Other Connections of Investment Adviser

     As of the date hereof, Nuveen Senior Loan Asset Management Inc. does not act as investment adviser for any entity or person. For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management of the Fund" in Part A of this Registration Statement.

Item 31: Location of Accounts and Records

     Nuveen Senior Loan Asset Management Inc., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all advisery material of the investment adviser.

     Chase Bank of Texas, National Association, 600 Travis Street, Houston, Texas 77002, is the Fund's custodian and will maintain all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Senior Loan Asset Management Inc.

     The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004 maintains all the required records in its capacity as transfer and dividend paying agent for the Registrant.

Item 32: Management Services

     Not applicable.

Item 33: Undertakings

     1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2.   Not applicable.

     3.   Not applicable.

     4.   Not applicable.

     5.   The Registrant undertakes that:

          a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

          b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 26th day of October, 1999.

                                   NUVEEN SENIOR INCOME FUND

                                   /s/ Gifford R. Zimmerman
                                   -----------------------------------------
                                   Gifford R. Zimmerman, Vice President and
                                   Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

        Signature                    Title                               Date
        ---------                    -----                               ----
/s/ Stephen D. Foy        Vice President and Controller        October 26, 1999
---------------------     (Principal Financial and
    Stephen D. Foy        Accounting Officer)


                          Chairman of the Board, President )
Timothy R. Schwertfeger   and Trustee (Principal Executive )
                          Officer)                         )
                                                           )
                                                           )  By: /s/ Gifford  R. Zimmerman
                                                           )      ----------------------------
                                                           }          Gifford R. Zimmerman
James E. Bacon            Trustee                          )          Executive Officer)
                                                           )          Attorney-In-Fact
Jack B. Evans             Trustee                          )
                                                           )
William L. Kissick        Trustee                          )
                                                           )
Thomas E. Leafstrand      Trustee                          )
                                                           )
Shiela W. Wellington      Trustee                          )   October 26, 1999



     Original powers of attorney authorizing Alan G. Berkshire and Gifford R. Zimmerman, among others, to execute this Registration Statement, and Amendments to this Registration Statement, for each trustee of Registrant on whose behalf this Registration Statement is filed, have been executed and filed as an exhibit to this Registration Statement.

                               INDEX TO EXHIBITS

a.    Declaration of Trust dated August 13, 1999.*
b.    By-Laws of Registrant.*
c.    None.

d.    Form of Share Certificate.*
e.    Terms and Conditions of the Dividend Reinvestment Plan.*
f.    None.
g. Form of Investment Management Agreement between Registrant and Nuveen Senior Loan Asset Management Inc.*

h.1   Underwriting Agreement.
h.2   Form of PaineWebber Amended and Restated Master Selected Dealer
      Agreement.*
h.3   Form of Nuveen Master Selected Dealer Agreement.*
h.4   Form of Amended and Restated Master Agreement among Underwriters.*

i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.*
j. Form of Exchange Traded Fund Custody Agreement between Registrant and Chase Bank of Texas.
k.1 Form of Shareholder Transfer Agency Agreement between Registrant and The Chase Manhattan Bank.
k.2 Form of Expense Reimbursement Agreement between Registrant and Nuveen Senior Loan Asset Management Inc.*

l.1   Opinion and consent of Bell, Boyd & Lloyd.*
l.2   Opinion and consent of Bingham Dana LLP.*
m.    None.
n.    Consent of KPMG LLP.
o.    None.

p. Subscription Agreement of Nuveen Senior Loan Asset Management Inc. dated October 12, 1999.*
q.    None.
r.    None.
s.1   Power of Attorney of Timothy R. Schwertfeger.*
s.2   Powers of Attorney of Trustees (other than Timothy R. Schwertfeger).*

___________________
* Previously filed.
**To be filed by amendment.